Bartlett & Co.
REGISTERED INVESTMENT ADVISORS                     36 East Fourth Street
                                                   Cincinnati, Ohio 45202-3896
                                                   513/621-4612
                                                   800/800-4612
                                                   Fax 513/621-6462


                                                                NOVEMBER 1, 1996

     DEAR SHAREHOLDER:
     In January 1996, Bartlett & Co. became a wholly-owned subsidiary of Legg Mason, Inc., an investment firm headquartered in Baltimore, Maryland. We are pleased to report the merger of our operations has proceeded very smoothly.
     Because our affiliation with Legg Mason, Inc. has increased the numbers and types of products we can offer, we have evaluated the services and products we provide our clients and fund shareholders. Our evaluation helped us determine that we should consider the reorganization of several of the Bartlett mutual funds into two existing Legg Mason mutual funds and enclosed is a proxy statement asking you to vote on the following reorganization proposals:
     (Bullet) The reorganization of Bartlett Cash Reserves Fund into Legg Mason
              Cash Reserve Trust.
     (Bullet) The reorganization of both Bartlett Short Term Bond Fund and
              Bartlett Fixed Income Fund into Legg Mason U.S. Government Intermediate-Term Portfolio.
     In each case, the objectives of the funds to be reorganized are similar. We believe these reorganizations to be in your best interest, as shareholders, because the Legg Mason funds generally have better historical performance records (although historical performance is not indicative or predictive of future performance) and because of the added diversification and economies of scale larger funds can provide. We encourage you to read the proxy statement which provides additional detail on the reasons for the reorganizations. IF YOU ARE A BARTLETT CASH RESERVES FUND SHAREHOLDER, PLEASE PARTICULARLY REVIEW PROPOSAL 1. IF YOU ARE A SHAREHOLDER OF EITHER BARTLETT SHORT TERM BOND FUND OR BARTLETT FIXED INCOME FUND, PLEASE PARTICULARLY REVIEW PROPOSAL 2.
     After reviewing each matter carefully, the Boards of Trustees of the Bartlett Funds unanimously recommend that you vote FOR each proposal applicable to you.
     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL, CAST YOUR VOTE ON THE ENCLOSED PROXY CARD AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR PROMPT RESPONSE IS NEEDED TO AVOID COSTLY FOLLOW-UP MAILINGS.
     As the date of the meetings approaches, if we have not already heard from you, you may receive a telephone call from Shareholder Communications Corporation, a professional proxy solicitation firm, reminding you to exercise your right to vote.
     Thank you very much for your assistance.
Sincerely,



/s/ Dale H. Rabiner                        /s/ James B. (Rich) Reynolds
Dale H. Rabiner, CFA                       James B. Reynolds, CFA
CHAIRMAN                                   CHAIRMAN
Bartlett Capital Trust                     Bartlett Management Trust
[/TABLE]

                          BARTLETT CASH RESERVES FUND
                           BARTLETT FIXED INCOME FUND
                         BARTLETT SHORT TERM BOND FUND
                             36 East Fourth Street
                             Cincinnati, Ohio 45202

                                JOINT NOTICE OF
                        SPECIAL MEETINGS OF SHAREHOLDERS
                                 TO BE HELD ON
                               DECEMBER 13, 1996


     Special Meetings of Shareholders of Bartlett Cash Reserves Fund ("Cash Fund"), a series of Bartlett Management Trust ("Management Trust"), Bartlett Fixed Income Fund ("Fixed Income"), a series of Bartlett Capital Trust ("Capital Trust"), and Bartlett Short Term Bond Fund ("Short Term"), also a series of Capital Trust, will be held on December 13, 1996, at 36 East Fourth Street, Cincinnati, Ohio 45202, at 10:00 a.m., to act on the following matters, all as described in the accompanying Prospectus/Proxy Statement:


     1. Approval or disapproval of an Agreement and Plan of Reorganization and Termination under which Legg Mason Cash Reserve Trust ("Cash Reserve") would acquire the assets of Cash Fund in exchange solely for shares of beneficial interest in Cash Reserve and the assumption by Cash Reserve of Cash Fund's liabilities, followed by the distribution of those shares to the shareholders of Cash Fund and the termination of Cash Fund;


     2(a). Approval or disapproval of an Agreement and Plan of Reorganization and Termination under which Legg Mason U.S. Government Intermediate-Term Portfolio ("Intermediate-Term"), a series of Legg Mason Income Trust, Inc., would acquire the assets of Fixed Income in exchange solely for shares of common stock of Intermediate-Term and the assumption by Intermediate-Term of Fixed Income's liabilities, followed by the distribution of those shares to the shareholders of Fixed Income and the termination of Fixed Income;


     2(b). Approval or disapproval of an Agreement and Plan of Reorganization and Termination under which Intermediate-Term would acquire the assets of Short Term in exchange solely for shares of common stock of Intermediate-Term and the assumption by Intermediate-Term of Short Term's liabilities, followed by the distribution of those shares to the shareholders of Short Term and the termination of Short Term; and


     3. To transact such other business as may properly come before the meeting or any adjournment thereof.


     Shareholders of record of Cash Fund, Fixed Income and Short Term as of October 21, 1996, are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                         By Order of the Boards of Trustees.

Cincinnati, Ohio
November 1, 1996

                                         /s/ Kathi D. Bair
                                         Kathi D. Bair
                                         SECRETARY

                             YOUR VOTE IS IMPORTANT
  TO ENSURE A QUORUM, PLEASE COMPLETE AND RETURN THE PROXY FOR THE APPLICABLE
    FUND IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOUR PROXY WILL BE RETURNED TO YOU
                 UPON REQUEST TO THE SECRETARY OF THE MEETING.

                         LEGG MASON CASH RESERVE TRUST
             LEGG MASON U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
                  (A SERIES OF LEGG MASON INCOME TRUST, INC.)

                          Legg Mason Wood Walker, Inc.
                            111 South Calvert Street
                            Baltimore, MD 21203-1476
                           (Toll Free) 1-800-822-5544

                          BARTLETT CASH RESERVES FUND
                    (A SERIES OF BARTLETT MANAGEMENT TRUST)
                           BARTLETT FIXED INCOME FUND
                         BARTLETT SHORT TERM BOND FUND
                   (EACH A SERIES OF BARTLETT CAPITAL TRUST)

                                 Bartlett & Co.
                             36 East Fourth Street
                             Cincinnati, Ohio 45202
                           (Toll Free) 1-800-822-5544

                           PROSPECTUS/PROXY STATEMENT
                                November 1, 1996


     This Prospectus/Proxy Statement ("Proxy Statement") is being furnished to shareholders of Bartlett Cash Reserves Fund ("Cash Fund"), a series of Bartlett Management Trust ("Management Trust"), Bartlett Fixed Income Fund ("Fixed Income"), a series of Bartlett Capital Trust ("Capital Trust"), and Bartlett Short Term Bond Fund ("Short Term"), also a series of Capital Trust (each an "Acquired Fund" and collectively, the "Acquired Funds"), in connection with the solicitation of proxies by Management Trust's and Capital Trust's boards of trustees for use at a combined special meeting of shareholders of the Acquired Funds to be held on December 13, 1996, at 10:00 a.m., and at any adjournment thereof ("Meeting").

     As more fully described in this Proxy Statement, the primary purpose of the Meeting is to vote on three proposed reorganizations (each a "Reorganization" and collectively, the "Reorganizations"). Under one Reorganization, Legg Mason Cash Reserve Trust ("Cash Reserve") would acquire the assets of Cash Fund in exchange solely for shares of beneficial interest in Cash Reserve and the assumption by Cash Reserve of Cash Fund's liabilities. Those Cash Reserve shares then would be distributed to the shareholders of Cash Fund, so that each shareholder of Cash Fund would receive a number of full and fractional shares of Cash Reserve having an aggregate net asset value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the shareholder's shares in Cash Fund. Following the distribution, Cash Fund and Management Trust will be terminated.

     Under the other Reorganizations, Legg Mason U.S. Government Intermediate-Term Portfolio ("Intermediate-Term"), a series of Legg Mason Income Trust, Inc. ("Income Trust"), would acquire the assets of Fixed Income and Short Term, respectively, in exchange solely for shares of common stock of Intermediate-Term and the assumption by Intermediate-Term of Fixed Income's and Short Term's respective liabilities (Cash Reserve and Intermediate-Term are each sometimes referred to as "Acquiring Fund" and collectively, as the "Acquiring Funds"). Those Intermediate-Term shares then would be distributed to the shareholders of Fixed Income and Short Term, respectively, so that each shareholder of Fixed Income and Short Term would receive a number of full and fractional shares of Intermediate-Term having an aggregate net asset value that, on the effective date of the Reorganizations, is equal to the aggregate net asset value of the shareholder's shares in Fixed Income or Short Term. Following these distributions, Fixed Income and Short Term will be terminated.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                       1

     Cash Reserve is a diversified money market fund with an investment objective to achieve stability of principal and current income consistent with stability of principal. Cash Reserve seeks to achieve its investment objective by investing in a portfolio of high-quality money market instruments maturing in 397 days or less. Both Cash Reserve and Cash Fund are money market funds that seek to maintain a stable $1.00 price per share.
     AN INVESTMENT IN EITHER CASH RESERVE OR CASH FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE EACH FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.
     Intermediate-Term is a diversified bond fund with an investment objective of high current income consistent with prudent investment risk and liquidity needs. Under normal circumstances, Intermediate-Term invests at least 75% of its total assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments secured by such securities, including repurchase agreements.
     Bartlett & Co., the investment adviser of each Acquired Fund, is a wholly-owned subsidiary of Legg Mason, Inc. Western Asset Management Company and Legg Mason Fund Adviser, Inc., the investment adviser and manager, respectively, of each Acquiring Fund, are also wholly-owned subsidiaries of Legg Mason, Inc.

     This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganizations and the Acquiring Funds that a shareholder should know before voting. This Proxy Statement is accompanied by the Prospectus of Cash Reserve, dated April 1, 1996, the Prospectus of Intermediate-Term, dated May 1, 1996, and the Annual Report of Intermediate-Term for the fiscal year ended December 31, 1995, all of which are incorporated by this reference into this Proxy Statement. A Statement of Additional Information dated November 1, 1996, relating to the Reorganizations and including historical financial statements, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by this reference. A Prospectus and Statement of Additional Information for each Acquired Fund, dated August 1, 1996 (as supplemented August 16, 1996), a Statement of Additional Information of Cash Reserve, dated April 1, 1996, and a Statement of Additional Information of Intermediate-Term, dated May 1, 1996, have been filed with the SEC and also are incorporated herein by this reference. Copies of these documents, as well as each Acquired Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1996, may be obtained without charge and further inquiries may be made by contacting your Bartlett & Co. investment representative or by calling toll-free 1-800-822-5544.

                               TABLE OF CONTENTS

                                                                                                                  PAGE
VOTING INFORMATION.............................................................................................      4
PROPOSAL 1:   APPROVAL OF THE REORGANIZATION OF BARTLETT CASH RESERVES FUND
                INTO LEGG MASON CASH RESERVE TRUST.............................................................      5
              -- SYNOPSIS......................................................................................      5
              -- COMPARISON OF PRINCIPAL RISK FACTORS..........................................................     10
              -- THE PROPOSED TRANSACTION......................................................................     11
PROPOSAL 2:   APPROVAL OF THE REORGANIZATIONS OF BARTLETT FIXED INCOME FUND
                AND BARTLETT SHORT TERM BOND FUND INTO LEGG MASON U.S.
                GOVERNMENT INTERMEDIATE-TERM PORTFOLIO.........................................................     13
              -- SYNOPSIS......................................................................................     13
              -- COMPARISON OF PRINCIPAL RISK FACTORS..........................................................     20
              -- THE PROPOSED TRANSACTIONS.....................................................................     21
GENERAL INFORMATION............................................................................................     24
ADDITIONAL INFORMATION ABOUT LEGG MASON CASH RESERVE TRUST.....................................................     26
ADDITIONAL INFORMATION ABOUT LEGG MASON U.S. GOVERNMENT INTERMEDIATE-TERM
  PORTFOLIO....................................................................................................     27
MISCELLANEOUS..................................................................................................     28
APPENDIX A -- AGREEMENTS AND PLANS OF REORGANIZATION AND TERMINATION...........................................    A-1
APPENDIX B -- BENEFICIAL OWNERSHIP OF SHARES OF BARTLETT SHORT TERM
  BOND FUND....................................................................................................    B-1

                          BARTLETT CASH RESERVES FUND
                    (A SERIES OF BARTLETT MANAGEMENT TRUST)
                           BARTLETT FIXED INCOME FUND
                         BARTLETT SHORT TERM BOND FUND
                   (EACH A SERIES OF BARTLETT CAPITAL TRUST)
                           PROSPECTUS/PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                               DECEMBER 13, 1996

                               VOTING INFORMATION

     This Prospectus/Proxy Statement ("Proxy Statement") is being furnished to shareholders of Bartlett Cash Reserves Fund ("Cash Fund"), a series of Bartlett Management Trust ("Management Trust"), Bartlett Fixed Income Fund ("Fixed Income"), a series of Bartlett Capital Trust ("Capital Trust"), and Bartlett Short Term Bond Fund ("Short Term"), also a series of Capital Trust (each an "Acquired Fund" and collectively, the "Acquired Funds") in connection with the solicitation of proxies by Management Trust's and Capital Trust's boards of trustees for use at a combined special meeting of shareholders to be held on December 13, 1996, and at any adjournment thereof ("Meeting"). This Proxy Statement will first be mailed to shareholders on or about November 1, 1996.


     A majority of shares of an Acquired Fund outstanding on October 21, 1996, represented in person or by proxy, must be present for the transaction of business by that Acquired Fund at the Meeting. If, with respect to any Acquired Fund, a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Acquired Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares of the Acquired Fund represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment. A shareholder vote may be taken on the proposals in this Proxy Statement for which a quorum is present prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against the adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against the proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the proposal.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of the Agreement and Plan of Reorganization and Termination, dated as of September 20, 1996 (each a "Reorganization Plan"), that involves your Acquired Fund. A copy of each Reorganization Plan is attached to this Proxy Statement at Appendix A. Under one Reorganization Plan, Legg Mason Cash Reserve Trust ("Cash Reserve") would acquire the assets of Cash Fund in exchange solely for shares of beneficial interest in Cash Reserve and the assumption by Cash Reserve of Cash Fund's liabilities; those Cash Reserve shares then would be distributed pro rata to Cash Fund's shareholders. See Proposal 1. Under the other Reorganization Plans, Legg Mason U.S. Government Intermediate-Term Portfolio ("Intermediate-Term"), a series of Legg Mason Income Trust, Inc. ("Income Trust"), would acquire the assets of Fixed Income and Short Term, respectively, in exchange solely for shares of common stock in Intermediate-Term and the assumption by Intermediate-Term of Fixed Income's and Short Term's respective liabilities; those Intermediate-Term shares then would be distributed pro rata to Fixed Income and Short Term shareholders, respectively. See Proposal 2. (These transactions are referred to herein each as a "Reorganization" and collectively, as the "Reorganizations.") After completion of the Reorganizations, each Acquired Fund will be terminated.

     In addition, if you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies may vote your shares, in their discretion, upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, such revocation must be received by Management Trust and Capital Trust, as applicable, prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person, you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     As of the record date, October 21, 1996 ("Record Date"), Cash Fund had 46,228,438 shares, Fixed Income had 6,962,004 shares, and Short Term had 1,352,471 shares of beneficial interest outstanding. The solicitation of proxies, the cost of which will be borne by Legg Mason Fund Adviser, Inc. ("Fund Adviser") and Western Asset Management Company ("Western"), will be made primarily by mail but also may include telephone or oral communications by Shareholder Communications Corporation, professional proxy solicitors, who will not receive any compensation therefor from the Funds. Except as set forth in Appendix B, management does not know of any single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) who owned beneficially 5% or more of the shares of any Fund as of the Record Date. Trustees/directors and officers of Cash Reserve and Income Trust own in the aggregate less than 1% of the shares of their respective funds.

     For voting purposes, the shareholders of each Acquired Fund will vote only on the Reorganization Plan applicable to that fund. Approval of a Reorganization Plan and consummation of the transactions contemplated thereby for one Acquired Fund do not depend on the approval of the other Reorganization Plan by the other Acquired Fund's shareholders and consummation of the transactions contemplated thereby.
     With respect to each transaction, approval of a Reorganization Plan requires the affirmative vote of a majority of the outstanding shares of the applicable Acquired Fund, which is defined for this purpose, as the lesser of
(1) more than 50% of the outstanding shares of the applicable fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Each outstanding full share of each Acquired Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If a Reorganization Plan is not approved by the requisite vote of shareholders of the applicable Acquired Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Although the shareholders of the Acquired Funds may exchange or redeem out of a Fund, they do not have the appraisal rights that may be accorded to shareholders of corporations that propose similar types of reorganizations under the laws of some states.

PROPOSAL 1: REORGANIZATION OF BARTLETT CASH RESERVES FUND INTO LEGG MASON CASH
            RESERVE TRUST

                                    SYNOPSIS

     The following is a summary of certain information contained elsewhere in this Proxy Statement, the Prospectuses of Cash Fund and Cash Reserve, which are incorporated herein by reference, and the applicable Reorganization Plan. Shareholders should read this Proxy Statement and the Prospectus of Cash Reserve carefully. As discussed more fully below, Management Trust's board of trustees believes that the Reorganization will benefit Cash Fund's shareholders. Cash Fund and Cash Reserve have substantially similar investment objectives, although their investment policies may differ in some respects. It is anticipated that following the Reorganization, the former shareholders of Cash Fund will benefit from a fund providing historically comparable performance (although past performance is not indicative or predictive of future performance), with the added diversity and liquidity only a substantially larger fund can provide. In addition, it is anticipated that, following the Reorganization, the former shareholders of Cash Fund will, as shareholders of Cash Reserve, be subject to total operating expenses as a percentage of net assets comparable to those experienced by Cash Fund.

THE PROPOSED REORGANIZATION
     The board of trustees of Management Trust has considered and approved the Reorganization Plan with respect to Cash Fund at a meeting held on August 12, 1996. The Reorganization Plan provides for the acquisition
                                       5
of the assets of Cash Fund by Cash Reserve, in exchange solely for shares of beneficial interest of Cash Reserve and the assumption by Cash Reserve of the liabilities of Cash Fund. Cash Fund will then distribute those shares to its shareholders, so that each Cash Fund shareholder will receive the number of full and fractional shares that equals in value such shareholder's holdings in Cash Fund as of the Closing Date (defined below). Cash Fund and Management Trust then will be terminated as soon as practicable thereafter.

     The exchange of Cash Fund's assets for Cash Reserve shares and Cash Reserve's assumption of its liabilities will occur as of 4:00 p.m., on December 20, 1996 or such later date as the conditions to the closing are satisfied ("Closing Date").

     For the reasons set forth below under "The Proposed Transaction -- Reasons for the Reorganization," the board of trustees of Management Trust, including its trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940 ("1940 Act") ("Independent Trustees"), has determined that the Reorganization is in the best interests of Cash Fund, that the terms of the Reorganization are fair and reasonable and that the interests of Cash Fund's shareholders will not be diluted as a result of the Reorganization. Accordingly, the board of trustees of Management Trust recommends approval of the transaction. In addition, Cash Reserve's board of trustees, including its Independent Trustees, has determined that the Reorganization is in the best interests of Cash Reserve, that the terms of the Reorganization are fair and reasonable and that the interests of Cash Reserve's shareholders will not be diluted as a result of the Reorganization.

COMPARATIVE FEE TABLE

     Certain fees and expenses that Cash Fund's shareholders pay, directly or indirectly, are different from those incurred by Cash Reserve shareholders. Bartlett & Co. ("Bartlett"), the investment adviser of Cash Fund, is currently paid by Cash Fund a management fee at the annual rate of 0.78% of that Fund's average daily net assets up to and including $500 million and 0.75% of such assets in excess of $500 million. Unlike Cash Reserve, the management fee paid by Cash Fund includes transfer agency, pricing, custodial, auditing and legal services, and general administrative and other operating expenses. Bartlett pays all of the expenses for Cash Fund except brokerage, taxes, interest and extraordinary expenses. Based on Cash Fund's average net assets of $81,590,332 for the year ended March 31, 1996, Cash Fund paid a management fee and total expense ratio equal to 0.78% of its average daily net assets. Based on Cash Reserve's average net assets of $1,227,159,121 for the year ended August 31, 1996, Cash Reserve paid total operating expenses at the annual rate of 0.70%. Fund Adviser, the manager of Cash Reserve, is paid by that Fund a management fee, computed daily and paid monthly, at an annual rate of 0.50% of average daily net assets for the first $500 million, 0.475% of the next $500 million, 0.45% of the next $500 million, 0.425% of the next $500 million and 0.40% of assets in excess of $2 billion. With respect to Cash Reserve, Fund Adviser (not Cash Reserve) pays Western a fee for its investment advisory services ("advisory fee") at an annual rate of 30% of the fee received by Fund Adviser for management services. Following the Reorganization, Fund Adviser will continue to pay Western an advisory fee at the same annual rate. For the fiscal year ended August 31, 1996, Cash Reserve paid a management fee at the effective annual rate of 0.48% of average daily net assets. Following the Reorganization, the management fee and total expense ratio for the combined fund is expected to be 0.48% and 0.78%, respectively, of average daily net assets.


     Cash Reserve is authorized to pay a 12b-1 fee at the annual rate of up to 0.15% of its average daily net assets for distribution and shareholder services provided by Legg Mason Wood Walker, Inc. ("Legg Mason"), Cash Reserve's distributor. Legg Mason has not yet requested such payments; however, independent of the proposed reorganization, it is anticipated that beginning in January 1997, Legg Mason will likely request payment of a 12b-1 fee at the annual rate of 0.10% of Cash Reserve's average daily net assets. Legg Mason has agreed that it will not request an increase in this 0.10% 12b-1 fee during the first two years. Cash Fund pays no 12b-1 fee. Nonetheless, for at least the first year following the Reorganization, the total operating expenses for the combined fund are not expected to exceed Cash Fund's current 0.78% management fee. The following tables show (1) transaction expenses currently incurred by shareholders of each Fund and transaction expenses that each shareholder will incur after giving effect to the Reorganization, and (2) the current fees and expenses incurred for the fiscal year ended August 31, 1996 by Cash Reserve and for the fiscal year ended March 31, 1996 by Cash Fund, and pro forma fees for Cash Reserve after giving effect to the Reorganization (assuming imposition of an annual 0.10% 12b-1 fee).

SHAREHOLDER TRANSACTION EXPENSES

                                                                                            CASH         CASH       COMBINED
                                                                                           RESERVE       FUND         FUND
Sales charge on purchases of shares                                                          None         None        None
Sales charge on reinvested dividends                                                         None         None        None
Redemption fee or deferred sales charge                                                      None         None        None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                                                         CASH         CASH       COMBINED FUND
                                                                                        RESERVE       FUND        (PRO FORMA)
Management fees                                                                           0.48%       0.78%           0.48%
12b-1 fees                                                                                0.00%       0.00%           0.10%
Other expenses                                                                            0.22%       0.00%           0.20%
Total operating expenses                                                                  0.70%       0.78%           0.78%



EXAMPLE

     The following table illustrates the expenses on a $1,000 investment under the fees and the expenses stated above, assuming a 5% annual return and redemption at the end of each time period.

                                                                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
Cash Reserve......................................................................     $7         $22         $39         $ 87
Cash Fund.........................................................................     $8         $25         $43         $ 97
Combined Fund.....................................................................     $8         $25         $43         $ 97



     This Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in this Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT, EITHER FUND'S PROJECTED OR ACTUAL PERFORMANCE. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND EACH FUND'S ACTUAL OR PRO FORMA EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses of Cash Reserve and the Combined Fund will depend upon, among other things, the level of their average net assets and the extent to which they incur variable expenses, such as transfer agency costs.

FORMS OF ORGANIZATION
     Cash Reserve and Management Trust are both open-end management investment companies organized as business trusts under the laws of the Commonwealth of Massachusetts and the State of Ohio, respectively. Cash Reserve's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, no par value per share. Management Trust's Declaration of Trust also authorizes the issuance of an unlimited number of shares of beneficial interest, no par value per share. Cash Reserve commenced operations on November 2, 1979. Cash Fund commenced operations on February 16, 1988. Neither Fund is required to (and neither does) hold annual shareholder meetings.
     Under certain circumstances, shareholders may be held personally liable under Massachusetts law for obligations of Cash Reserve. To protect its shareholders, Cash Reserve's Declaration of Trust, filed with the Commonwealth of Massachusetts, expressly disclaims the liability of its shareholders for acts or obligations of Cash Reserve. The Declaration requires notice of this disclaimer to be given in each agreement, obligation or instrument Cash Reserve or its trustees enter into or sign. In the unlikely event a shareholder, based on the mere fact of being a shareholder, is held personally liable for Cash Reserve's obligations, Cash Reserve is required to use its property to protect or compensate the shareholder. On request, Cash Reserve will defend any claim made, and pay any judgment, against such a shareholder for any act or obligation of Cash Reserve. Therefore, financial loss resulting from liability as a shareholder will occur only if Cash Reserve itself cannot meet its obligations to indemnify shareholders and pay judgments against them.
                                       7

INVESTMENT OBJECTIVES AND POLICIES
     The investment objective and policies of each Fund are set forth below. There can be no assurance that either Fund will achieve its investment objective. An investment in either Fund is neither insured nor guaranteed by the U.S. Government. While each Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

CASH RESERVE

     The investment objective of Cash Reserve is to achieve stability of principal and current income consistent with stability of principal. The Fund seeks to achieve its objective by investing in a portfolio of high quality money market instruments maturing in 397 days or less, including certain instruments of domestic and foreign banks and savings and loan institutions; commercial paper rated A-1 by Standard & Poor's ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's") or F-1 by Fitch Investors Service ("Fitch"); marketable obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; repurchase agreements; corporate bonds with a remaining maturity of 397 days or less, rated AAA or AA by S&P or Aaa or Aa by Moody's and comparable unrated bonds; and U.S. dollar-denominated securities of foreign issuers.

     Cash Reserve may purchase only money market instruments determined by its adviser to present minimal credit risks and that are (1) rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") (or one, if only one NRSRO has rated the security) or, (2) if unrated, determined to be of comparable quality by the adviser pursuant to procedures adopted by Cash Reserve's board of trustees ("Eligible Securities"). The Fund may invest no more than 5% of its total assets in securities that are Eligible Securities but have not been rated in the highest short-term ratings category by at least two NRSROs (or by one NRSRO if only one NRSRO has assigned the obligation a short-term rating) or, if the obligations are unrated, determined by its adviser to be of comparable quality ("Second Tier Securities").

     Cash Reserve will not invest more than 5% of the value of its total assets in money market instruments of unseasoned issuers, including their predecessors, that have been in operation for less than three years, or in securities of any one issuer, except cash and cash items, repurchase agreements, and U.S. government obligations. The Fund will also not purchase market money instruments if, as a result, more than 25% of its total assets would be invested in any one industry (although investing in bank instruments, U.S. government obligations or instruments secured by these instruments, such as repurchase agreements, are not considered investments in any one industry).
     Cash Reserve may purchase variable and floating rate securities with remaining maturities in excess of 13 months, but with effective maturities calculated in accordance with Rule 2a-7 of the 1940 Act, as amended. Under the Rule, the Fund may also hold securities with maturities greater than 397 days as collateral for repurchase agreements and other collateralized transactions of short duration.

CASH FUND


     The investment objective of Cash Fund is to produce the highest level of current income consistent with stability of principal and liquidity. In seeking to achieve its objective, the Fund invests in a broad range of short-term money market securities, including U.S. government obligations; corporate debt securities (including commercial paper); municipal obligations; mortgage-related securities; financial services industry obligations; repurchase agreements; U.S. dollar-denominated securities of foreign issuers; and shares of money market funds.


     Cash Fund invests only in U.S. dollar-denominated securities that present minimal credit risks and that are rated in one of the two highest rating categories for debt obligations by at least two NRSROs (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality. In addition, Cash Fund will not invest more than 5% of its total assets in: (1) securities of any one issuer (other than cash or U.S. government obligations), except that the Fund may invest more than 5% of its total assets in securities of an issuer in the highest rating category for up to three business days or (2) securities rated in the second highest rating category.

     Under normal conditions, Cash Fund invests at least 25% of its total assets in the financial services industry. Financial service industry obligations include fixed income securities issued by domestic and foreign banks, domestic savings and loan associations, consumer and industrial finance companies, securities brokerage companies, real estate-related companies, leasing companies, and a variety of firms in all segments of the insurance field
                                       8
such as multiline, property and casualty, and life insurance. Such obligations include certificates of deposit, bankers' acceptances and other debt obligations.
     Cash Fund may purchase floating and variable rate demand notes with stated maturities in excess of 397 days but will not invest more than 10% of the value of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations and in other securities that are not readily marketable.

OTHER POLICIES

     Both Funds maintain a dollar-weighted average portfolio of 90 days or less and purchase only instruments having remaining maturities of 397 days or less (except for Cash Fund's U.S. government obligations, which will have remaining maturities of 762 days or less). Neither Fund may invest more than 1% of its total assets or $1 million (whichever is greater) in the Second Tier Securities of a single issuer; in accordance with internal operating policies, both Funds currently invest only in securities rated in the highest short-term ratings category by at least two NRSROs, or one, if only one NRSRO has rated the security, or if unrated, determined by the respective advisers to be of comparable quality ("First Tier Securities"). Both Funds may engage in repurchase and reverse repurchase agreements; however, neither Fund will invest more than 10% of its net assets in securities that are illiquid, including repurchase agreements with maturities in excess of seven days.

OPERATIONS OF CASH RESERVE FOLLOWING THE REORGANIZATION
     As noted above, there are differences in the investment policies of the two Funds. It is not expected, however, that Cash Reserve will revise its investment policies following the Reorganization to reflect those of Cash Fund. Based on its review of the investment portfolios of each Fund, Fund Adviser believes that most, if not all, of the assets held by Cash Fund will be consistent with the investment policies of Cash Reserve and thus can be transferred to and held by Cash Reserve. If the Reorganization is approved, Cash Fund will sell, prior to the effective time of the Reorganization, any assets that are inconsistent with Cash Reserve's investment policies. The proceeds of any such sales will be held in temporary investments or reinvested in assets that qualify to be held by Cash Reserve. The possible need for Cash Fund to dispose of assets prior to the effective time of the Reorganization could result in selling securities at a disadvantageous time and could result in Cash Fund's realizing losses that would not otherwise have been realized. After the Reorganization, the trustees and officers of Cash Reserve and its investment adviser, manager, distributor and other outside agents will continue to serve Cash Reserve in their current capacities.

PURCHASES AND REDEMPTIONS
     Shares of Cash Reserve may be purchased through a brokerage account with Legg Mason or with an affiliate that has a dealer agreement with Legg Mason. The minimum initial investment in Cash Reserve for each account, including investments made by exchange from other Legg Mason funds, is $1,000, and the minimum investment for each purchase of additional shares is $500, with certain exceptions set forth in Cash Reserve's prospectus. The minimum initial investment in Cash Fund is $5,000 ($250 for IRAs or other tax sheltered retirement plans). Additional purchases may be made in amounts of $100 or more.
     Because the Funds incur certain fixed costs in maintaining shareholder accounts, Cash Reserve and Cash Fund may elect to close any account with a current value due to redemptions of less than $500 or $5,000 ($250 for tax sheltered retirement plans), respectively. In both cases, shareholders will be allowed 60 days (Cash Reserve) or 30 days (Cash Fund) in which to make additional investments in order to avoid having their accounts closed. For a discussion of Cash Reserve's redemption procedures, see "How You Can Redeem Your Trust Shares" in the Cash Reserve prospectus.

     If the Reorganization is approved, Cash Fund shares will cease to be offered on December 19, 1996, so that shares of Cash Fund will no longer be available for purchase or exchange starting on December 20, 1996 (the next business day). Redemptions of Cash Fund's shares may be effected through the Closing Date. If the Meeting is adjourned and the Reorganization is approved on a later date, Cash Fund shares will no longer be available for purchase or exchange on the business day following the date on which the Reorganization is approved and all contingencies have been met.

EXCHANGES
     The exchange policies of the Funds are substantially identical. Shares of Cash Reserve are exchangeable for shares of any other Legg Mason mutual fund, and shares of Cash Fund may be exchanged for shares of any other Bartlett mutual fund. Neither Fund charges an exchange fee. However, exchanges into any Legg Mason fund with an initial sales charge will be made at net asset value plus the applicable sales charge. See "Shareholder Services -- Exchange Privilege" in the Cash Reserve prospectus for further information on exchanges.

DIVIDENDS AND OTHER DISTRIBUTIONS
     Each Fund declares as dividends all of its net investment income each Business Day and pays dividends in cash or additional Fund shares each month. Since Cash Reserve's policy, under normal circumstances, is to hold portfolio securities to maturity and to value portfolio securities at amortized cost, it does not expect to realize any capital gain or loss. However, if Cash Reserve does realize any net short-term capital gains it will distribute them at least once every 12 months. Distributions by Cash Fund of net short-term gains, if any, are distributed at least once a year.
     On or before the Closing Date, Cash Fund will declare as a dividend substantially all of its net tax-exempt interest income, taxable net investment income and net short-term capital gain, if any, and distribute that amount plus any previously declared but unpaid dividends, in order to continue to maintain its tax status as a regulated investment company. Cash Fund will pay these distributions only in cash.

CALCULATION OF NET ASSET VALUE
     Net asset value per share of each Fund is determined twice daily, as of 12:00 noon, Eastern time, and the close of business of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Cash Reserve calculates net asset value per share by subtracting its liabilities from its total assets and dividing the result by the number of shares outstanding and attempts to maintain a stable net asset value by using the amortized cost method of valuation. Cash Fund computes net asset value per share by dividing the sum of the value of the securities held by it plus any cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent, known as the penny-rounding method of pricing. While each Fund attempts to maintain a net asset value of $1.00, there is no guarantee that they will be able to do so.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

     Cash Reserve has received an opinion of Kirkpatrick & Lockhart LLP, its counsel, and Cash Fund will receive an opinion of Brown, Cummins & Brown Co., L.P.A., its counsel, each to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, no gain or loss will be recognized to either Fund or its shareholders as a result of the Reorganization. See "General Information -- Federal Income Tax Considerations Applicable to Each Transaction."

                      COMPARISON OF PRINCIPAL RISK FACTORS
     Because Cash Reserve's investment objective is substantially similar to that of Cash Fund, the investment risks of the two Funds are generally similar. These risks are those typically associated with investing in money market funds. Certain differences are identified below. See the Prospectus of Cash Reserve, which accompanies this Proxy Statement, for a more detailed discussion of the investment risks of Cash Reserve.
     There can be no assurance that either Fund will achieve its investment objective. In periods of declining interest rates, the market value of the fixed income securities in which the Funds invest generally will rise, and in periods of rising interest rates the opposite generally will be true. Also, when interest rates are falling, net cash inflows from the continuous sale of a Fund's shares are likely to be invested in portfolio instruments producing lower yields than the balance of that Fund's portfolio, thereby reducing its yield. In periods of rising interest rates, the opposite can be true.
     Each Fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months. The yield on these securities is adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. The Funds' investments in these securities must
                                       10
comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Certain of these obligations carry a demand feature that gives a Fund the right to tender them back to the issuer or a remarketing agent and receive the principal amount of the obligation prior to maturity. The demand feature often is backed by letters of credit or other credit support arrangements provided by banks or other financial institutions, the credit standing of which affects the credit quality of the obligation. The ability of a party to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.
     Cash Reserve and Cash Fund each is authorized to invest up to 10% of its assets in repurchase agreements maturing in more than seven days. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent.

     Both Funds may purchase securities on a "when-issued" or "delayed-delivery" basis, that is, for delivery beyond the normal settlement date at a stated price and yield. A Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund purchases securities on a when-issued basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. In these transactions, the Funds rely on the seller to complete the transaction. Failure by the seller to do so may result in a missed opportunity to acquire a desired money market instrument.


     Cash Fund's investment concentration of up to 25% of its assets in the financial services industry obligations carries certain risks. The financial services industry is subject to extensive governmental regulations which may limit both the amounts and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the industry is largely dependent upon the availability and cost of funds for lending purposes, general economic conditions and exposure to credit losses arising from possible financial difficulties of borrowers. Those financial services companies which are engaged in insurance underwriting may be exposed to adverse competitive conditions which may result in underwriting losses. If a Fund's portfolio contains obligations issued by foreign branches of U.S. banks or those issued by foreign banks, it may be subject to additional investment risks.


     In addition, certain of Cash Fund's investments and techniques present additional risks, in particular, investments in loan participation interests; investments in mortgage-related securities, including collateralized mortgage obligations ("CMOs"); investments in asset-backed and receivable-backed securities, including Certificates for Automobile Receivables(SM) ("CARs(SM)"); the use of dollar roll transactions; and the use of short sales and short sales against the box. See pages 28 through 42 of Cash Fund's Prospectus for further discussion on these additional risks.

     Both Funds may invest only in high quality securities. As a matter of operating policy, both Funds purchase only First Tier Securities.
                            THE PROPOSED TRANSACTION
REORGANIZATION PLAN

     The terms and conditions under which the proposed transaction may be consummated are set forth in the applicable Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached as Appendix A to this Proxy Statement.

     The Reorganization Plan contemplates (a) the acquisition by Cash Reserve on the Closing Date of the assets of Cash Fund in exchange solely for Cash Reserve shares and the assumption by Cash Reserve of Cash Fund's liabilities, and (b) the distribution of such shares to the shareholders of Cash Fund, so that each Cash Fund shareholder will receive a number of full and fractional shares of Cash Reserve equal in value to the shareholder's holdings in Cash Fund.
     Accordingly, immediately after the Reorganization, each former shareholder of Cash Fund will own shares of Cash Reserve that will be equal in value to that shareholder's shares of Cash Fund immediately prior to the Reorganization. Moreover, because shares of Cash Reserve will be issued at net asset value in exchange for the
                                       11
net assets of Cash Fund, the aggregate net asset value of Cash Reserve shares so issued will equal the aggregate net asset value of Cash Fund shares. The net asset value per share of Cash Reserve will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.
     The assets of Cash Fund to be acquired by Cash Reserve include all cash, cash equivalents, securities, receivables and other property owned by Cash Fund. Cash Reserve will assume from Cash Fund all debts, liabilities, obligations and duties of Cash Fund of whatever kind or nature; provided, however, that Cash Fund will use its best efforts, to the extent practicable, to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date. Cash Reserve also will deliver its shares to Cash Fund, which then will be constructively distributed to Cash Fund's shareholders.
     The value of Cash Fund's assets to be acquired, and the amount of its liabilities to be assumed, by Cash Reserve and the net asset value of a share of Cash Reserve will be determined as of 4:00 p.m. on the Closing Date. The amortized cost method of valuation will be used to value each Fund's securities. If the difference between the respective net asset values of a share of Cash Reserve and Cash Fund equals or exceeds $.0025 on the Closing Date, either Fund may postpone the Closing Date until such difference is less than $.0025.
     On, or as soon as practicable after, the Closing Date, Cash Fund will distribute pro rata to its shareholders of record the shares of Cash Reserve it received and Cash Fund and Management Trust both will be terminated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Cash Reserve in the names of Cash Fund shareholders and by transferring thereto the shares previously credited to the account of Cash Fund on those books. Fractional shares in Cash Reserve will be rounded to the third decimal place.
     Any transfer taxes payable upon issuance of shares of Cash Reserve in a name other than that of the registered holder of the shares on the books of Cash Fund shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Cash Fund will continue to be its responsibility up to and including the Closing Date and such later date on which it is terminated.
     The cost of the Reorganization, including professional fees and the cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, together with the cost of any supplementary solicitation, will be borne by Fund Adviser and Western.
     The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which may be waived by each Fund. In addition, the Reorganization Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the shareholders' interests.
REASONS FOR THE REORGANIZATION
     Cash Fund's board of trustees, including a majority of its Independent Trustees, has determined that the Reorganization is in the best interests of Cash Fund, that the terms of the Reorganization are fair and reasonable and that the interests of Cash Fund's shareholders will not be diluted as a result of the Reorganization. Cash Reserve's board of trustees, including a majority of its Independent Trustees, has determined that the Reorganization is in the best interests of Cash Reserve, that the terms of the Reorganization are fair and reasonable and that the interests of Cash Reserve's shareholders will not be diluted as a result of the Reorganization.
     In considering the Reorganization, the boards of trustees made an extensive inquiry into a number of factors, including the following:
     (1) the compatibility of the investment objectives, policies and restrictions of the Funds;
     (2) the comparative performance, as well as the effect of the Reorganization on expected investment performance, of the Funds;
     (3) the effect of the Reorganization on the expense ratio of Cash Reserve relative to each Fund's current expense ratio;
     (4) the costs to be incurred by each Fund as a result of the
         Reorganization;
     (5) the tax consequences of the Reorganization;
                                       12

     (6) possible alternatives to the Reorganization, including continuing to operate on a stand-alone basis or liquidation; and
     (7) the potential benefits of the Reorganization to other persons, especially Western, Fund Adviser, Bartlett and Legg Mason.

     The Reorganization was recommended to the Cash Reserve trustees by Fund Adviser at a meeting of that board held on August 5, 1996, and to the Cash Fund trustees by Fund Adviser and Bartlett at a meeting of Cash Fund's board held on August 12, 1996. In recommending the Reorganization, Fund Adviser and Bartlett advised the boards of trustees that the expense ratio applicable to Cash Reserve after the Reorganization would be comparable to that currently in effect for Cash Fund. Further, the trustees of Cash Fund were advised by Fund Adviser and Bartlett that the historical returns of the two Funds were approximately the same (although past performance is not indicative or predictive of future performance) and that no costs of the Reorganization would be borne by Cash Fund or its shareholders.

     The Cash Fund trustees were further advised by Fund Adviser and Bartlett that the Funds have substantially similar investment objectives and generally similar investment policies, with the material differences noted. Fund Adviser and Bartlett also indicated their belief that there is no compelling reason to maintain and market two substantially similar funds that invest in money market instruments. The trustees noted that shareholders of Cash Fund would become shareholders of a fund historically providing approximately the same return (although past performance is not indicative or predictive of future performance) with the added diversification and liquidity that only a substantially larger fund, such as Cash Reserve, can provide. In approving the Reorganization, the trustees also noted that Cash Reserve's overall objective to achieve stability of principal and current income consistent with stability of principal remains an appropriate one to offer to investors as part of an overall investment strategy.
                   THE BOARD OF TRUSTEES RECOMMENDS THAT THE
            SHAREHOLDERS OF CASH FUND VOTE "FOR" THE REORGANIZATION

PROPOSAL 2: REORGANIZATIONS OF BARTLETT FIXED INCOME FUND AND BARTLETT SHORT
            TERM BOND FUND INTO LEGG MASON U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
                                    SYNOPSIS

     The following is a summary of certain information contained elsewhere in this Proxy Statement, the Prospectuses of Fixed Income, Short Term and Intermediate-Term (which are incorporated by reference), and the applicable Reorganization Plans. Shareholders should read this Proxy Statement and the Prospectus of Intermediate-Term carefully. As discussed more fully below, the board of trustees of Capital Trust believes that the Reorganizations will benefit Fixed Income's and Short Term's shareholders, respectively. Intermediate-Term has an investment objective generally similar to the investment objectives of Fixed Income and Short Term, respectively, although Intermediate-Term's investment strategy and policies differ from those of Fixed Income and Short Term in some material respects. It is anticipated that, following the Reorganizations, the former shareholders of Fixed Income and Short Term will, as shareholders of Intermediate-Term, benefit from a fund providing historically better total returns (although past performance is not indicative or predictive of future performance) with the added diversification and liquidity a substantially larger fund can provide. In addition, it is anticipated that following the Reorganizations, the former shareholders of Fixed Income will, as shareholders of Intermediate-Term, be subject to total operating expenses as a percentage of net assets comparable to those experienced by Fixed Income, taking into account voluntary fee waivers and expense reimbursements, and that following the Reorganizations, the former shareholders of Short Term will, as shareholders of Intermediate-Term, be subject to higher total operating expenses as a percentage of net assets than those experienced by Short Term, taking into account voluntary fee waivers and expense reimbursements.

THE PROPOSED REORGANIZATIONS

     The board of trustees of Capital Trust considered and approved the Reorganization Plans with respect to Fixed Income and Short Term, as applicable, at a meeting held on August 12, 1996. Each Reorganization Plan provides for the acquisition of the assets of the applicable Acquired Fund by Intermediate-Term in exchange solely for shares of common stock of Intermediate-Term and the assumption by Intermediate-Term of the liabilities of that Acquired Fund. Fixed Income and Short Term will then distribute those shares to their shareholders so that each Fixed Income or Short Term shareholder will receive the number of full and fractional shares that equals in value such shareholder's holdings in Fixed Income or Short Term as of the Closing Date. Fixed Income and Short Term then will be terminated as soon as practicable thereafter.
     The exchange of Fixed Income's and Short Term's assets for Intermediate-Term shares and Intermediate-Term's assumption of Fixed Income's and Short Term's liabilities will occur as of 4:00 p.m. on the Closing Date.
     Intermediate-Term offers two classes of shares, Primary Shares and Navigator Shares. Primary Shares currently are offered to all investors except certain institutions. Navigator Shares are currently offered for sale only to institutional clients of the Fairfield Group, Inc. for investment of their own monies and monies for which they act in a fiduciary capacity, to clients of Legg Mason Trust Company for which Trust Company exercises discretionary investment management responsibility, to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to The Legg Mason Profit Sharing Plan and Trust. Only Primary Shares will be offered in connection with the Reorganizations.
     For the reasons set forth below under "The Proposed Transaction -- Reasons for the Reorganization," the board of trustees of Capital Trust, including its Independent Trustees, has determined that the applicable Reorganization is in the best interests of each of Fixed Income and Short Term, that the terms of the Reorganizations are fair and reasonable and that the interests of each of Fixed Income's and Short Term's shareholders will not be diluted as a result of the Reorganizations. Accordingly, the board of trustees of Capital Trust recommends approval of the transactions. In addition, the board of directors of Income Trust, including its directors who are not "interested persons," as that term is defined in the 1940 Act ("Independent Directors"), has determined that the Reorganizations are in the best interests of Intermediate-Term, that the terms of the Reorganizations are fair and reasonable and that the interests of Intermediate-Term's shareholders will not be diluted as a result of the Reorganizations.
COMPARATIVE FEE TABLES

     Certain fees and expenses that Fixed Income's and Short Term's shareholders pay, directly or indirectly, are different from those incurred by Intermediate-Term shareholders. Bartlett is the investment adviser for each of Fixed Income and Short Term. For the year ended March 31, 1996, Bartlett was paid by Fixed Income a management fee at the annual rate of 1.00% of that Fund's average daily net assets, and by Short Term a management fee at the annual rate of 0.85% of that Fund's average daily net assets. Unlike Intermediate-Term, the management fees paid by Fixed Income and Short Term include transfer agency, pricing, custodial, auditing and legal services, and general administrative and other operating expenses. Bartlett pays all of the expenses for Fixed Income and Short Term except brokerage, taxes, interest and extraordinary expenses. Fixed Income and Short Term pay no 12b-1 fees. Intermediate-Term is authorized to pay a 12b-1 fee at the annual rate of up to 0.50% of its average daily net assets. After reimbursements, Intermediate-Term's total operating expenses for the twelve months ended June 30, 1996 were 0.96% of average daily net assets. Fund Adviser has agreed, since May 1, 1996, to reimburse fees and/or assume other expenses to the extent that Intermediate-Term's expenses during any month exceed an annual rate of 1.00% of the Fund's average daily net assets for such month. However, prior to May 1, 1996, Fund Adviser had agreed to reimburse fees and/or assume other expenses to the extent that Intermediate-Term's expenses during any month exceeded an annual rate of 0.95% of the Fund's average daily net assets for such month. As indicated in the following tables, following the Reorganization of either or both of the Funds, the total expense ratio for the combined fund is expected to be 1.00% of average daily net assets, taking into account voluntary fee waivers and/or expense reimbursements.


     Fund Adviser, the manager of Intermediate-Term, is paid by that Fund an annual management fee, computed daily and paid monthly, at an annual rate of 0.55% of average daily net assets. Following the Reorganizations, the management fee for the combined fund is expected to be 0.55% of average daily net assets. With respect to Intermediate-Term, Fund Adviser (not Intermediate-Term) pays Western an advisory fee at an annual rate of 40-100% of the fee received by Fund Adviser for management services, or up to 0.22% of the Fund's average daily net assets. Following the Reorganizations, Fund Adviser will continue to pay Western an advisory fee at the same annual rate.

     Fund Adviser has agreed until December 31, 1997, or when Intermediate-Term reaches net assets of $400 million, whichever occurs first, to continue to reimburse fees and/or assume other expenses to the extent that Intermediate-Term's expenses exceed during any month an annual rate of 1.00% of the Fund's average daily net assets for such month. If Intermediate-Term's assets total $400 million before December 31, 1997, Fund Adviser has agreed not to increase this "cap" by more than 10 basis points. As of October 25, 1996, Intermediate-Term had assets of $222,342,191, Fixed Income had assets of $68,721,791 and Short Term had assets of $13,327,642. Intermediate-Term's management does not anticipate that, even if the Reorganizations are approved, its assets will total $400 million before December 31, 1997, although there can be no assurance that this will be the case.

REORGANIZATION OF FIXED INCOME INTO INTERMEDIATE-TERM
     The following tables show (1) transaction expenses currently incurred by shareholders of Intermediate-Term and Fixed Income and transaction expenses that each such shareholder will incur after giving effect to the Reorganization, and
(2) the fees and expenses incurred for the twelve months ended June 30, 1996 (unaudited) by Intermediate-Term, restated to reflect current fees, and for the fiscal year ended March 31, 1996 by Fixed Income, and pro forma fees for Intermediate-Term after giving effect to the Reorganization.
SHAREHOLDER TRANSACTION EXPENSES

                                                                                      INTERMEDIATE-       FIXED        COMBINED
                                                                                          TERM            INCOME         FUND
Sales charge on purchases of shares                                                        None             None         None
Sales charge on reinvested dividends                                                       None             None         None
Redemption fee or deferred sales charge                                                    None             None         None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                                                  INTERMEDIATE-     FIXED      COMBINED FUND
                                                                                      TERM          INCOME      (PRO FORMA)
Management fees (after fee waivers)                                                    0.28%         1.00%          0.31%
12b-1 fees (after fee waivers)                                                         0.50%         0.00%          0.50%
Other expenses (after expense reimbursement)                                           0.22%         0.00%          0.19%
Total operating expenses (after fee waivers and/or expense reimbursement)              1.00%(1)      1.00%          1.00%(2)



(1) For the fiscal year ended December 31, 1995 and the twelve month period ended June 30, 1996, the ratios of total operating expenses as a percentage of average net assets were 0.93% and 0.96%, respectively, for Intermediate-Term. For those periods, total operating expenses would have been 1.24% and 1.27%, respectively, if Fund Adviser had not agreed to waive fees and/or reimburse expenses. Intermediate-Term's fees and expenses for the twelve months ended June 30, 1996 set forth in the table have been restated to reflect the change, effective May 1, 1996, in Fund Adviser's fee waiver and/or expense reimbursement arrangement with that Fund.


(2) Total operating expenses for the Combined Fund would be 1.24% if Fund Adviser had not agreed to waive fees and/or reimburse expenses.


EXAMPLE

     The following table illustrates the expenses on a $1,000 investment under the fees and the expenses stated above, assuming a 5% annual return and redemption at the end of each time period.

                                                                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
Intermediate-Term.................................................................    $ 10        $32         $55         $122
Fixed Income......................................................................    $ 10        $32         $55         $122
Combined Fund.....................................................................    $ 10        $32         $55         $122



     This Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in this Example of a 5% annual return are required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT, EITHER FUND'S PROJECTED OR ACTUAL PERFORMANCE. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND EACH FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses of Intermediate-Term and the Combined Fund will depend upon, among other things, the level of their average net assets and the extent to which they incur variable expenses, such as transfer agency costs.

REORGANIZATION OF SHORT TERM INTO INTERMEDIATE-TERM
     The following tables show (1) transaction expenses currently incurred by shareholders of Intermediate-Term and Short Term and transaction expenses that each such shareholder will incur after giving effect to the Reorganization, and
(2) the fees and expenses incurred for the twelve months ended June 30, 1996 (unaudited) by Intermediate-Term, restated to reflect current fees, and for the fiscal year ended March 31, 1996 by Short Term, and pro forma fees for Intermediate-Term after giving effect to the Reorganization.
SHAREHOLDER TRANSACTION EXPENSES

                                                                                      INTERMEDIATE-       SHORT       COMBINED
                                                                                          TERM            TERM          FUND
Sales charge on purchases of shares                                                        None            None         None
Sales charge on reinvested dividends                                                       None            None         None
Redemption fee or deferred sales charge                                                    None            None         None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                                                   INTERMEDIATE-     SHORT     COMBINED FUND
                                                                                       TERM          TERM       (PRO FORMA)
Management fees (after fee waivers)                                                     0.28%         0.85%         0.29%
12b-1 fees (after fee waivers)                                                          0.50%         0.00%         0.50%
Other expenses (after expense reimbursement)                                            0.22%         0.00%         0.21%
Total operating expenses (after fee waivers and/or expense reimbursement)               1.00%(1)      0.85%         1.00%(2)



(1) For the fiscal year ended December 31, 1995 and the twelve month period ended June 30, 1996, the ratios of total operating expenses as a percentage of average net assets were 0.93% and 0.96%, respectively, for Intermediate-Term. For those periods, total operating expenses would have been 1.24% and 1.27%, respectively, if Fund Adviser had not agreed to waive fees and/or reimburse expenses. Intermediate-Term's fees and expenses for the twelve months ended June 30, 1996 set forth in the table have been restated to reflect the change, effective May 1, 1996, in Fund Adviser's fee waiver and/or expense reimbursement arrangement with that Fund.


(2) Total operating expenses for the Combined Fund would be 1.26% if Fund Adviser had not agreed to waive fees and/or reimburse expenses.


EXAMPLE

     The following table illustrates the expenses on a $1,000 investment under the fees and the expenses stated above, assuming a 5% annual return and redemption at the end of each time period.

                                                                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
Intermediate-Term.................................................................    $ 10        $32         $55         $122
Short Term........................................................................    $  9        $27         $47         $106
Combined Fund.....................................................................    $ 10        $32         $55         $122



     This Example assumes that all dividends and all other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in this Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT, EITHER FUND'S PROJECTED OR ACTUAL PERFORMANCE. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND EACH FUND'S ACTUAL OR PRO FORMA EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses of Intermediate-Term and the Combined Fund will depend upon, among other things, the level of their average net assets and the extent to which they incur variable expenses, such as transfer agency costs.

REORGANIZATION OF FIXED INCOME AND SHORT TERM INTO INTERMEDIATE-TERM
     The following tables show (1) transaction expenses currently incurred by shareholders of IntermediateTerm, Fixed Income and Short Term and transaction expenses that each such shareholder will incur after giving effect to the Reorganizations, and (2) the fees and expenses incurred for the twelve months ended June 30, 1996 (unaudited) by Intermediate-Term, restated to reflect current fees, and for the fiscal year ended March 31, 1996 by
                                       16

Fixed Income and Short Term, and pro forma fees for Intermediate-Term after giving effect to the Reorganizations.
SHAREHOLDER TRANSACTION EXPENSES

                                                                                  INTERMEDIATE-     FIXED      SHORT     COMBINED
                                                                                      TERM          INCOME     TERM        FUND
Sales charge on purchases of shares                                                    None           None      None       None
Sales charge on reinvested dividends                                                   None           None      None       None
Redemption fee or deferred sales charge                                                None           None      None       None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                                             INTERMEDIATE-     FIXED      SHORT     COMBINED FUND
                                                                                 TERM          INCOME     TERM       (PRO FORMA)
Management fees (after fee waivers)                                               0.28%         1.00%      0.85%         0.32%
12b-1 fees (after fee waivers)                                                    0.50%         0.00%      0.00%         0.50%
Other expenses (after expense reimbursement)                                      0.22%         0.00%      0.00%         0.18%
Total operating expenses (after fee waivers and/or expense reimbursements         1.00%(1)      1.00%      0.85%         1.00%(2)



(1) For the fiscal year ended December 31, 1995 and the twelve month period ended June 30, 1996, the ratios of total operating expenses as a percentage of average net assets were 0.93% and 0.96%, respectively, for Intermediate-Term. For those periods, total operating expenses would have been 1.24% and 1.27%, respectively, if Fund Adviser had not agreed to waive fees and/or reimburse expenses. Intermediate-Term's fees and expenses for the twelve months ended June 30, 1996 set forth in the table have been restated to reflect the change, effective May 1, 1996, in Fund Adviser's fee waiver and/or expense reimbursement arrangement with that Fund.

(2) Total operating expenses for the Combined Fund would be 1.23% if Fund Adviser had not agreed to waive fees and/or reimburse expenses.

EXAMPLE

     The following table illustrates the expenses on a $1,000 investment under the fees and the expenses stated above, assuming a 5% annual return and redemption at the end of each time period.

                                                                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
Intermediate-Term.................................................................    $ 10        $32         $55         $122
Fixed Income......................................................................    $ 10        $32         $55         $122
Short Term........................................................................    $  9        $27         $47         $106
Combined Fund.....................................................................    $ 10        $32         $55         $122



     This Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in this Example of a 5% annual return are required by regulations of the Securities and Exchange Commission SEC applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT, EITHER FUND'S PROJECTED OR ACTUAL PERFORMANCE. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND EACH FUND'S ACTUAL OR PRO FORMA EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses of Intermediate-Term and the Combined Fund will depend upon, among other things, the level of their average net assets and the extent to which they incur variable expenses, such as transfer agency costs.

FORMS OF ORGANIZATION
     Income Trust, of which Intermediate-Term is a series, is an open-end management investment company organized as a corporation under the laws of the State of Maryland. Capital Trust, of which Fixed Income and Short Term are series, is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. Income Trust has authorized one billion shares of common stock, par value $0.001 per share. There are currently three additional series of the corporation. Capital Trust's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, no par value per share. Intermediate-Term commenced operations on August 7, 1987. Fixed Income commenced operations on
                                       17

April 22, 1986 and Short Term commenced operations on February 4, 1994. None of the Funds is required to (and none does) hold annual shareholder meetings.

     Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of Capital Trust as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and Capital Trust is not aware of an instance where such result has occurred. In addition, Capital Trust's Agreement disclaims shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by Capital Trust or its trustees. The Trust Agreement also provides for the indemnification out of Capital Trust property for all losses and expenses of any shareholder held personally liable for the obligations of Capital Trust. Moreover, it provides that Capital Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Capital Trust and satisfy any judgment thereon. As a result, and particularly because Capital Trust's assets are readily marketable and ordinarily substantially exceed liabilities, the Board of Trustees of Capital Trust believes that the risk of shareholder liability is slight and limited to circumstances in which Capital Trust itself would be unable to meet its obligations.

INVESTMENT OBJECTIVES AND POLICIES
     The investment objective and policies of each Fund are set forth below. There can be no assurance that any of the Funds will achieve its investment objective, and each Fund's net asset value will fluctuate based upon changes in the value of its portfolio securities.

INTERMEDIATE-TERM

     The investment objective of Intermediate-Term is high current income consistent with prudent investment risk and liquidity needs. Under normal circumstances, Intermediate-Term invests at least 75% of its total assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments secured by such securities, including repurchase agreements. The Fund expects to maintain an average dollar-weighted maturity of between three and ten years. Investments in mortgage-related securities issued by governmental or government-related entities are included in the 75% limitation. The balance of the Fund, up to 25% of its total assets, normally is invested in cash, commercial paper and investment grade debt securities rated within one of the four highest grades assigned by S&P or Moody's, comparably rated by another NRSRO, or unrated securities judged by Fund Adviser to be of comparable quality.

FIXED INCOME


     Fixed Income's investment objective is to seek to provide a high level of current income by investing primarily in high quality intermediate-term bonds, although it also may invest in short-term and long-term bonds; capital appreciation is a secondary consideration. Historically, the Fund's dollar-weighted average effective portfolio maturity has ranged between four and eight years. Under normal circumstances, at least 65% of the total assets of Fixed Income will be invested in U.S. Government securities or high quality fixed income securities rated AA or higher by S&P, Moody's, Duff & Phelps ("D&P"), or Fitch. The Fund's portfolio securities will include U.S. Government obligations, securities of foreign governments, domestic or foreign corporate debt securities, municipal obligations, mortgage-related obligations, preferred stock and repurchase agreements. The Fund generally will invest the remainder of its assets, up to 35% of its portfolio, in debt securities rated at the time of purchase as investment grade. The Fund may invest in fixed income securities which are unrated if they are judged by Bartlett to be of investment grade or higher quality. Fixed Income reserves the right to invest no more than 5% of its net assets in debt securities rated at the time of purchase as below investment grade.


SHORT TERM

     Short Term's investment objective is to seek to provide a high level of current income while maintaining a high degree of principal stability by investing primarily in high quality short-term bonds. Under normal circumstances, at least 65% of the total assets of the Fund will be invested in a portfolio of high quality securities rated AA or higher by S&P, Moody's, D&P or Fitch. These securities will include U.S. Government securities (including bonds, notes and bills issued by the U.S. Treasury and securities issued by agencies of the U.S. Government), securities of foreign governments, domestic or foreign high-grade corporate debt securities (including bonds, notes, and debentures), mortgage-related securities, financial service industry obligations, municipal obligations,
                                       18
repurchase agreements and other asset-backed securities. Eligible securities will include unrated securities judged by Bartlett to be comparable to securities rated AA or higher. Under normal circumstances, at least 65% of the total assets of the Fund will be invested in bonds with a maturity of one year or more at issuance. Normally, Short Term maintains a dollar-weighted average effective portfolio maturity from one to three years. The Fund will not invest in any debt security rated at the time of purchase lower than investment grade.

OPERATIONS OF INTERMEDIATE-TERM FOLLOWING THE REORGANIZATIONS
     As noted above, there are some material differences in the investment policies of the Funds. It is not expected, however, that Intermediate-Term will revise its investment policies following the Reorganizations to reflect those of Fixed Income or Short Term. Fund Adviser believes that most, if not all, of the assets held by Fixed Income and Short Term will be consistent with the investment policies of Intermediate-Term and thus could be transferred to and held by Intermediate-Term. If the Reorganizations are approved, Fixed Income and Short Term will sell any assets that are inconsistent with Intermediate-Term's investment policies prior to the effective time of the Reorganizations. The proceeds of any such sales will be held in temporary investments or reinvested in assets that qualify to be held by Fixed Income or Short-Term. The possible need for Fixed Income or Short Term to dispose of assets prior to the effective time of the Reorganizations could result in selling securities at a disadvantageous time and could result in Fixed Income or Short Term realizing losses that would not otherwise have been realized. Following the Reorganizations, the directors and officers of Income Trust and Intermediate-Term's investment adviser, manager, distributor and other outside agents will continue to serve Intermediate-Term in their current capacities. Following the Reorganizations, Bartlett investment executives may continue to receive compensation in connection with their ongoing distribution efforts with respect to Intermediate-Term shares formerly held by Fixed Income or Short Term shareholders.
PURCHASES AND REDEMPTIONS
     Primary Shares of Intermediate-Term may be purchased through a brokerage account with Legg Mason or with an affiliate that has a dealer agreement with Legg Mason. The minimum initial investment in Primary Shares for an account, including investments made by exchange from other Legg Mason funds, is $1,000 and the minimum investment for each purchase of additional shares is $500, with certain exceptions set forth in Intermediate-Term's prospectus. The minimum initial investment in Fixed Income and Short Term is $5,000 ($250 for IRAs and other tax sheltered retirement plans). Additional purchases made be made in amounts of $100 or more.
     Shares of Intermediate-Term may be redeemed by giving your Legg Mason or affiliated investment executive an order for redemption or by sending a written request to Intermediate-Term, c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476. Shares of Fixed Income or Short Term may be redeemed by written request, sent to Bartlett Mutual Funds, c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland, 21203-1476, or by telephone. Each Fund will redeem your shares without charge at the next share price calculated after receipt of a properly completed redemption request. Shareholders of Short Term currently have checkwriting privileges in connection with their accounts; Intermediate-Term shareholders do not have this privilege. Because the Funds incur certain fixed costs in maintaining shareholder accounts, they may elect to close any account with a current value due to redemptions of less than $500 (Intermediate-Term) or $5,000 ($250 for tax sheltered retirement plans) (Fixed Income and Short Term). In either case, shareholders will be allowed 60 days (Intermediate-Term) or 30 days (Fixed Income and Short Term) in which to make additional investments in order to avoid having their accounts closed. For a discussion of Intermediate-Term's redemption procedures, see "How You Can Redeem Your Primary Shares" in the Intermediate-Term prospectus.

     If a Reorganization is approved as to either Fixed Income or Short Term, shares of the applicable Fund will cease to be offered on December 19, 1996, so that their shares will no longer be available for purchase or exchange starting on December 20, 1996 (the next business day). Redemptions of Fixed Income's and Short Term's shares may be effected through the Closing Date. If the Meeting is adjourned and a Reorganization is approved on a later date, the applicable shares will no longer be available for purchase or exchange on the business day following the date on which each respective Reorganization is approved and all contingencies have been met.

EXCHANGES
     The exchange policies of the Funds are substantially identical. Shares of Intermediate-Term are exchangeable for shares of any other Legg Mason mutual fund, and shares of Fixed Income and Short Term may be exchanged
                                       19
for shares of any other Bartlett mutual fund. After the Reorganizations, the current exchange policies of Intermediate-Term will continue. There is no exchange fee for exchanges among the Legg Mason funds; however, exchanges into Legg Mason funds with an initial sales charge will be made subject to the applicable sales charge.

DIVIDENDS AND OTHER DISTRIBUTIONS
     Each Fund declares dividends out of its investment company taxable income, which consists of net investment income and net short-term capital gain. Dividends from net investment income are declared daily and paid monthly. For Intermediate-Term, dividends from net short-term capital gain and distributions of substantially all net capital gain are declared and paid after the end of the taxable year in which the gain is realized. Fixed Income and Short Term each distributes net long-term and net short-term capital gains, if any, at least once a year.
     On or before the Closing Date, Fixed Income and Short Term will declare as a distribution substantially all of its net investment income and net capital gain in order to continue to maintain its tax status as a regulated investment company. On or before the Closing Date, Intermediate-Term also may declare and distribute as a dividend substantially all of any previously undistributed net investment income.
FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

     Intermediate-Term has received an opinion of Kirkpatrick & Lockhart LLP, its counsel, and Fixed Income and Short Term will each receive an opinion of Brown, Cummins & Brown Co., L.P.A., their counsel, each to the effect that the Reorganizations will constitute a tax-free reorganization within the meaning of
Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, no gain or loss will be recognized to any Fund or its shareholders as a result of the Reorganizations. See "General Information -- Federal Income Tax Considerations Applicable to Each Transaction."

                      COMPARISON OF PRINCIPAL RISK FACTORS
     Because Intermediate-Term's investment objective and policies are similar to those of Fixed Income and Short Term, the investment risks of the Funds are similar. These risks are those typically associated with investing in bond funds. Certain differences are identified below. See the Prospectus of Intermediate-Term, which accompanies this Proxy Statement, for a more detailed discussion of the investment risks of that Fund. There can be no assurance that the Funds will achieve their investment objectives.
     Debt securities. Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and high quality debt securities. In periods of declining interest rates, the market value of these securities generally will rise, and in periods of rising interest rates the opposite generally will be true. Also, when interest rates are falling, net cash inflows from the continuous sale of a Fund's shares are likely to be invested in portfolio instruments producing lower yields than the balance of that Fund's portfolio, thereby reducing its yield. In periods of rising interest rates, the opposite can be true. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Short Term focuses on short-term fixed income investments, normally maintaining a dollar-weighted average portfolio maturity from one to three years. Fixed Income and Intermediate-Term normally invest in fixed income securities with intermediate-term maturities. Shorter-term fixed income investments tend to offer more price stability in response to changes in interest rates than do intermediate-term investments.

     Each Fund is also permitted to invest in debt securities that are rated investment grade. Securities rated BBB by S&P or Baa by Moody's are investment grade, but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher-rated securities. Fixed Income may invest up to 5% of its net assets in debt securities rated below investment grade. These securities are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Such securities are commonly referred to as "junk bonds."
                                       20

     Foreign securities. Each Fund may invest in foreign debt securities. Investing in foreign securities involves special risks, which include possible adverse political and economic developments abroad, differing regulatory systems and differing characteristics of foreign economies and markets, as well as the fact that there is often less information publicly available about foreign issuers.
     Unlike Intermediate-Term, Fixed Income and Short Term may invest in foreign securities denominated in currencies other than the U.S. dollar. Changes in foreign currency exchange rates thus may affect Short Term's and Fixed Income's net asset values, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gains, if any, to be distributed to shareholders by these Funds. If the value of a foreign currency rises against the U.S. dollar, the value of Fund assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, speculation and other economic and political conditions. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets.
     Hedging Strategies. Each Fund may use options and futures contracts. There can be no assurance, however, that any strategy utilizing these instruments will succeed. If Bartlett or Western incorrectly forecasts interest rates, market values or other economic factors utilizing a strategy for a Fund, the Fund might have been in a better position had the Fund not hedged at all. The use of these instruments involve certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Funds' securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments, and
(4) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or a possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of a Fund to close out or to liquidate its hedged position.

     In addition, certain of the Funds' investments and techniques present additional risks, in particular, investments in mortgage-related securities, including CMOs; investments in asset-backed securities; the purchase of securities on a when-issued basis; the use of dollar roll transactions; and the use of certain hedging techniques. See pages 28 through 42 of the Acquired Funds' prospectus and pages 12 through 21 of Intermediate-Term's prospectus for a further discussion of risks.

                           THE PROPOSED TRANSACTIONS
REORGANIZATION PLANS
     The terms and conditions under which the proposed transactions may be consummated are set forth in the applicable Reorganization Plans. Approval of a Reorganization Plan and consummation of the transactions contemplated thereby for one Acquired Fund is not contingent upon approval of any other Reorganization Plan by any other Acquired Fund's shareholders. Significant provisions of the Reorganization Plans are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plans, copies of which are attached as Appendix A to this Proxy Statement.
     The Reorganization Plans contemplate (a) the acquisition by Intermediate-Term on the Closing Date of the assets of Fixed Income and Short Term in exchange solely for Intermediate-Term shares and the assumption by Intermediate-Term of Fixed Income's and Short Term's liabilities, and (b) the distribution of such shares to the shareholders of Fixed Income and Short Term, respectively.
     The assets of Fixed Income and Short Term to be acquired by Intermediate-Term include all cash, cash equivalents, securities, receivables and other property owned by Fixed Income and Short Term. Intermediate-Term will assume from Fixed Income and Short Term all debts, liabilities, obligations and duties of Fixed Income and Short Term of whatever kind or nature; provided, however, that Fixed Income and Short Term will use their best efforts, to the extent practicable, to discharge all of their known debts, liabilities, obligations and duties prior
                                       21
to the Closing Date. Intermediate-Term also will deliver its shares to Fixed Income and Short Term, which then will be constructively distributed to Fixed Income's and Short Term's shareholders.


     The value of Fixed Income's and Short Term's assets to be acquired, and the amount of Fixed Income's and Short Term's liabilities to be assumed by Intermediate-Term, and the net asset value of a share of Intermediate-Term will be determined as of 4:00 p.m. on the Closing Date. Where market quotations are readily available, portfolio securities will be valued based upon such market quotations, provided such quotations adequately reflect, in Bartlett's judgment (with respect to Fixed Income and Short Term) and in Western's judgment (with respect to Intermediate-Term), the fair value of the security. Where such market quotations are not readily available, such securities will be valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally will be used to value debt instruments with 60 days or less remaining to maturity, unless Capital Trust's board of trustees (with respect to Fixed Income and Short Term) or Income Trust's board of directors (with respect to Intermediate-Term) determines that this does not represent fair value. All other assets and liabilities will be valued at fair value as determined in good faith by or under the direction of each Fund's respective board.

     On, or as soon as practicable after, the Closing Date, Fixed Income and Short Term will distribute pro rata to their shareholders of record the shares of Intermediate-Term they received, so that each Fixed Income and Short Term shareholder will receive a number of full and fractional shares of Intermediate-Term equal in value to the shareholder's holdings in Fixed Income or Short Term; Fixed Income and Short Term will be terminated as soon as practicable thereafter. Each such distribution will be accomplished by opening accounts on the books of Intermediate-Term in the names of Fixed Income and Short Term shareholders and by transferring thereto the shares previously credited to the account of Fixed Income and Short Term on those books. Fractional shares in Intermediate-Term will be rounded to the third decimal place.
     Accordingly, immediately after the Reorganizations, each former shareholder of Fixed Income and Short Term respectively will own shares of Intermediate-Term that will be equal in value to that shareholder's shares of Fixed Income or Short Term immediately prior to the Reorganizations. Moreover, because shares of Intermediate-Term will be issued at net asset value in exchange for the net assets of Fixed Income and Short Term, the aggregate net asset value of Intermediate-Term shares so issued will equal the aggregate net asset value of Fixed Income and Short Term shares. The net asset value per share of Intermediate-Term will be unchanged by the transaction. Thus, the Reorganizations will not result in a dilution of any shareholder's interest.
     Any transfer taxes payable upon issuance of shares of Intermediate-Term in a name other than that of the registered holder of the shares on the books of Fixed Income or Short Term shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Fixed Income or Short Term will continue to be its responsibility up to and including the Closing Date and such later date on which it is terminated.
     The cost of the Reorganizations, including professional fees and the cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, together with the cost of any supplementary solicitation, will be borne by Fund Adviser and Western.
     The consummation of the Reorganizations are subject to a number of conditions set forth in the Reorganization Plans, some of which may be waived by each Fund. In addition, the Reorganization Plans may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the shareholders' interests.
REASONS FOR THE REORGANIZATIONS
     The board of trustees of Capital Trust, including a majority of its Independent Trustees, has determined that the Reorganizations are in the best interests of each of Fixed Income and Short Term, that the terms of the Reorganizations are fair and reasonable and that the interests of Fixed Income's and Short Term's respective shareholders will not be diluted as a result of the Reorganizations. The board of directors of Income Trust, including a majority of its Independent Directors, has determined that the Reorganizations are in the best interest of Intermediate-Term, that the terms of the Reorganizations are fair and reasonable and that the interests of Intermediate-Term's shareholders will not be diluted as a result of the Reorganizations.
                                       22

     In considering the Reorganizations, the boards made an extensive inquiry into a number of factors, including the following:
     (1) the compatibility of the investment objectives, policies and restrictions of the Funds;
     (2) the comparative performance, as well as the effect of the Reorganizations on expected investment performance, of the Funds;
     (3) the effect of the Reorganizations on the expense ratio of Intermediate-Term relative to each Fund's current expense ratio;
     (4) the costs to be incurred by each Fund as a result of the Reorganizations;
     (5) the tax consequences of the Reorganizations;
     (6) possible alternatives to the Reorganizations, including continuing to operate on a stand-alone basis or liquidation; and
     (7) the potential benefits of the Reorganizations to other persons, especially Western, Fund Adviser, Bartlett and Legg Mason.

     The Reorganizations were recommended by Fund Adviser and Bartlett to the Income Trust and Capital Trust board of directors/trustees at meetings held on August 5, 1996 and August 12, 1996, respectively. In recommending the Reorganizations, Fund Adviser and Bartlett advised the boards that the investment policies of Intermediate-Term, Fixed Income and Short Term were generally similar, although they differ in certain material respects. Among other things, Short Term focuses on short term debt instruments, normally maintaining a dollar-weighted average effective portfolio maturity of from one to three years. Intermediate-Term, in contrast, expects to maintain an average dollar-weighted maturity of between three and ten years.


     In addition, the Capital Trust board of trustees was advised that Intermediate-Term's expense ratio after the Reorganizations, assuming voluntary fee waivers and expense reimbursements, would be comparable to the current expense ratio of Fixed Income. The board was also advised that Short Term shareholders would pay higher total operating expenses (as a percentage of net assets) than shareholders of Intermediate-Term. Those shareholders for Short Term's most recent fiscal year paid total operating expenses of 0.85% while Intermediate-Term shareholders, for its most recent fiscal year, paid total operating expenses of 0.93%. In considering the higher expense ratio, Fund Adviser and Bartlett noted that a very small fund is uneconomic to operate. At its current asset size, Short Term is subsidized by Bartlett. With no apparent prospects for growth in assets, Bartlett would have considered liquidating Short Term if the opportunity to merge with Intermediate-Term had not arisen, or would have considered asking Short Term shareholders to approve a significantly higher advisory fee. Although it is anticipated that expenses to Short Term's shareholders will increase from 0.85% to 1.00% if the Reorganization is approved, the trustees noted that the shareholders would participate in a fund whose viability is clear and whose past performance is good (although past performance is not indicative or predictive of future performance). The trustees also noted that the costs of the Reorganization would not be borne by the Funds or their shareholders.

     As indicated above, Fund Adviser has agreed until December 31, 1997, or when Intermediate-Term reaches net assets of $400 million, whichever occurs first, to continue to reimburse fees and/or assume other expenses to the extent that Intermediate-Term's expenses exceed during any month an annual rate of 1.00% of the Fund's average daily net assets for such month. This ensures that Intermediate-Term's expenses in the year following the proposed reorganizations will remain consistent with current expense levels if net assets remain below $400 million. If Intermediate-Term assets reach $400 million before December 31, 1997, Fund Adviser will not increase the cap by more than 10 basis points prior to that date.

     In considering the reorganizations, the trustees of Capital Trust also discussed the comparative performance of the funds and noted that Intermediate-Term generally outperformed each of the other funds. The boards were further advised by Fund Adviser and Bartlett that there is no compelling reason to maintain and market three similar funds that invest in fixed income securities. The Capital Trust trustees noted that shareholders of Fixed Income and Short Term would become shareholders, on a tax-free basis, of a fund which has provided historically better total returns (although past performance is not indicative or predictive of future performance) with the added diversification and liquidity a substantially larger fund, such as Intermediate-Term, can provide. In approving the Reorganizations, the trustees noted that Intermediate-Term's overall objective of high current income consistent with prudent investment risk and liquidity needs remains an appropriate one to offer to investors as part of an overall investment strategy.
             THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS
         OF FIXED INCOME AND SHORT TERM VOTE "FOR" THE REORGANIZATIONS

                              GENERAL INFORMATION
DESCRIPTION OF SECURITIES TO BE ISSUED IN EACH TRANSACTION

     Cash Reserve and Income Trust are registered with the SEC as open-end management investment companies. Cash Reserve's trustees are authorized to issue an unlimited number of shares of beneficial interest (no par value). Income Trust has authorized 1,000,000,000 (one billion) shares of common stock, par value $.0001 per share. Shares of each Fund entitle their holders to one vote per full share and fractional votes for fractional shares held.

     Cash Reserve and Income Trust do not hold annual meetings of shareholders. There normally will be no meetings of shareholders for the purpose of electing trustees or directors unless fewer than a majority of the trustees or directors holding office have been elected by shareholders, at which time the trustees or directors then in office will call a shareholders' meeting for the election of trustees or directors. The trustees or directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or director when requested in writing to do so by the shareholders of record holding at least 10% of Cash Reserve's or Intermediate-Term's outstanding shares.

FEDERAL INCOME TAX CONSIDERATIONS APPLICABLE TO EACH TRANSACTION

     The exchange of an Acquired Fund's assets for shares of an Acquiring Fund and Acquiring Fund's assumption of that Acquired Fund's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under
Section 368(a)(1)(C) of the Code. With respect to each Reorganization, the Acquiring Fund has received an opinion of Kirkpatrick & Lockhart LLP, its counsel, and the Acquired Fund will receive an opinion of Brown, Cummins & Brown Co., L.P.A., its counsel, each substantially to the effect that --


     (i) Acquiring Fund's acquisition of the Acquired Fund's assets in exchange solely for Acquired Fund shares and Acquiring Fund's assumption of the Acquired Fund's liabilities, followed by the Acquired Fund's distribution of those shares to its shareholders constructively in exchange for their Acquired Fund shares, will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

     (ii) No gain or loss will be recognized to the Acquired Fund on the transfer to Acquiring Fund of its assets in exchange solely for Acquiring Fund shares and Acquiring Fund's assumption of the Acquired Fund's liabilities or on the subsequent distribution of those shares to the Acquired Fund's shareholders in constructive exchange for their Acquired Fund shares;

     (iii) No gain or loss will be recognized to the Acquiring Fund on its receipt of the assets in exchange solely for Acquiring Fund shares and its assumption of the Acquired Fund's liabilities;

     (iv) Acquiring Fund's basis for the transferred assets will be the same as the basis thereof in the Acquired Fund's hands immediately prior to the Reorganization, and Acquiring Fund's holding period for those assets will include the Acquired Fund's holding period therefor;
     (v) An Acquired Fund shareholder will recognize no gain or loss on the constructive exchange of all its Acquired Fund shares solely for Acquiring Fund shares pursuant to the Reorganization; and
     (vi) An Acquired Fund shareholder's basis for the Acquiring Fund shares to be received by it in the Reorganization will be the same as the basis for its Acquired Fund shares to be constructively surrendered in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will
                                       24
     include its holding period for those Acquired Fund shares, provided they are held as capital assets by the shareholder on the Closing Date.

Each such opinion may state that no opinion is expressed as to the effect of the Reorganizations on the Funds or any shareholder (regarding the recognition of gain or loss and/or the determination of the basis or holding period) with respect to any asset (including certain options and futures) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     Utilization by Acquiring Fund after the Reorganizations of pre-Reorganization capital losses realized by an Acquired Fund could be subject to limitation in future years under the Code.
     Shareholders of an Acquired Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganizations in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganizations, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganizations.

CAPITALIZATION
     The following tables show the capitalization of each Fund as of June 30, 1996 (unaudited) and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganizations, and assuming that the Acquired Funds indicated participate in the Reorganizations:
REORGANIZATION OF CASH FUND INTO CASH RESERVE:

                                                                                                               COMBINED FUND
                                                                              CASH RESERVE      CASH FUND       (PRO FORMA)
Net Assets................................................................   $ 1,223,681,688   $ 51,429,381   $ 1,275,111,069
Net Asset Value Per Share.................................................             $1.00          $1.00             $1.00
Shares Outstanding........................................................     1,223,984,016     51,525,059     1,275,509,075

REORGANIZATION OF FIXED INCOME INTO INTERMEDIATE-TERM:

                                                                                INTERMEDIATE-                  COMBINED FUND
                                                                                    TERM        FIXED INCOME    (PRO FORMA)
Net Assets...................................................................   $ 226,535,966   $ 75,159,656   $ 301,695,622
Net Asset Value Per Share....................................................          $10.17          $9.79          $10.17
Shares Outstanding...........................................................      22,271,887      7,674,688      29,662,217

REORGANIZATION OF SHORT TERM INTO INTERMEDIATE-TERM:

                                                                                INTERMEDIATE-                  COMBINED FUND
                                                                                    TERM         SHORT TERM     (PRO FORMA)
Net Assets...................................................................   $ 226,535,966   $ 14,134,867   $ 240,670,833
Net Asset Value Per Share....................................................          $10.17          $9.69          $10.17
Shares Outstanding...........................................................      22,271,887      1,458,169      23,661,750

REORGANIZATION OF FIXED INCOME AND SHORT TERM INTO INTERMEDIATE-TERM:

                                                                 INTERMEDIATE-      FIXED          SHORT       COMBINED FUND
                                                                     TERM           INCOME          TERM        (PRO FORMA)
Net Assets....................................................   $ 226,535,966   $ 75,159,656   $ 14,134,867   $ 315,830,489
Net Asset Value Per Share.....................................          $10.17          $9.79          $9.69          $10.17
Shares Outstanding............................................      22,271,887      7,674,688      1,458,169      31,052,000

           ADDITIONAL INFORMATION ABOUT LEGG MASON CASH RESERVE TRUST
     The financial information in the table below, insofar as it relates to each of the periods presented in the ten-year period ended August 31, 1996, has been audited by Ernst & Young LLP, independent auditors. The Trust's financial statements for the year ended August 31, 1996 and the report of Ernst & Young LLP thereon are included in the Trust's annual report and are incorporated by reference in the Statement of Additional Information. The annual report is available to shareholders without charge by calling your Legg Mason or affiliated investment executive or Legg Mason's Funds Marketing Department at 800-822-5544.

                                                                        FOR THE YEARS ENDED AUGUST 31,
                                                      1996          1995         1994        1993        1992        1991

PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year                    $1.00         $1.00       $1.00       $1.00       $1.00       $1.00
  Net investment income                                   .05           .05         .03         .03         .04         .06
  Net realized gain (loss) on investments                 Nil           Nil        (Nil)         --         Nil          --
  Total from investment operations                        .05           .05         .03         .03         .04         .06
  Dividends paid from:
    Net investment income                                (.05)         (.05)       (.03)       (.03)       (.04)       (.06)
    Realized gain on investments                           --            --          --          --        (Nil)         --
  Net asset value, end of year                          $1.00         $1.00       $1.00       $1.00       $1.00       $1.00
  Total return                                           4.92%         5.08%       3.08%       2.85%       4.37%       6.41%
RATIOS/SUPPLEMENTAL DATA:
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                                .70%          .71%        .72%        .76%        .75%        .74%
  Net investment income                                  4.81%         5.03%       3.05%       2.82%       4.11%       6.26%
  Net assets, end of year (in thousands)           $1,224,481    $1,153,130    $786,321    $754,996    $733,789    $860,954

                                                    1990        1989       1988*        1987

PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year                 $1.00       $1.00       $1.00       $1.00
  Net investment income                                .08         .08         .06         .06
  Net realized gain (loss) on investments               --          --          --          --
  Total from investment operations                     .08         .08         .06         .06
  Dividends paid from:
    Net investment income                             (.08)       (.08)       (.06)       (.06)
    Realized gain on investments                        --          --          --          --
  Net asset value, end of year                       $1.00       $1.00       $1.00       $1.00
  Total return                                        8.03%       8.56%       6.56%       5.69%
RATIOS/SUPPLEMENTAL DATA:
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                             .74%        .88%        .84%        .83%
  Net investment income                               7.73%       8.30%       6.45%       5.50%
  Net assets, end of year (in thousands)          $923,249    $723,662    $436,759    $321,109


* On July 18, 1988, the responsibility for the Trust's management was transferred from LM Research Limited Partnership to Legg Mason Fund Adviser, Inc. and Western Asset Management Company.
                                       26

   ADDITIONAL INFORMATION ABOUT LEGG MASON U.S. GOVERNMENT INTERMEDIATE-TERM
                                   PORTFOLIO

    Intermediate-Term offers two classes of shares, Primary Shares and Navigator Shares. Only Primary Shares are involved in the Reorganizations. The information for Primary Shares set forth below reflects the 12b-1 fees paid by that Class.


    The following financial highlights table for the years 1987 through 1995 has been derived from Intermediate-Term's financial statements which have been audited by Coopers & Lybrand, L.L.P., independent accountants. Information in the table for the six-month period ending June 30, 1996 has not been audited. Intermediate-Term's financial statements for the year ended December 31, 1995 and the report of Coopers & Lybrand L.L.P. thereon are included in its Annual Report to Shareholders and are incorporated by reference in the Statement of Additional Information. The annual report accompanies this Proxy Statement.


                                                               FOR SIX
                                                            MONTHS ENDED
                                                            JUNE 30, 1996              YEARS ENDED DECEMBER 31,
                                                             (UNAUDITED)       1995        1994        1993        1992
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                           $10.47         $9.72      $10.43      $10.70      $10.77
  Net investment income                                            0.30(B)       0.57(B)     0.51(B)     0.53(B)     0.60(B)
  Net realized and unrealized gain (loss) on investments,
    options and futures                                           (0.30)         0.75       (0.71)       0.17        0.05
  Total from investment operations                                   --          1.32       (0.20)       0.70        0.65
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                           (0.30)        (0.57)      (0.51)      (0.53)      (0.60)
  Net realized gain                                                  --            --          --       (0.39)      (0.12)
  In excess of net realized gain on investments                      --            --          --       (0.05)         --
  Total distributions                                             (0.30)        (0.57)      (0.51)      (0.97)      (0.72)
  Net asset value, end of period                                 $10.17        $10.47       $9.72      $10.43      $10.70
  Total return(B,E)                                               (0.01)%(C)     13.9%       (1.9)%       6.6%        6.3%
RATIOS/SUPPLEMENTAL DATA:
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                                         0.97%(B,D,E)   0.9%(B,E)   0.9%(B,E)   0.9%(B,E)   0.9%(B,E)
  Net investment income                                            5.8%(B,D,E)    5.6%(B,E)   5.1%(B,E)   4.8%(B,E)   5.5%(B,E)
  Portfolio turnover rate                                        356.1%(D)      289.9%      315.7%      490.2%      512.6%
  Net assets, end of period (in thousands)                   $ 222,858       $231,886    $231,255    $299,529    $307,320

                                                             1991       1990       1989       1988       1987(A)
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                       $10.29     $10.20      $9.79      $9.92     $10.00
  Net investment income                                        0.72(B)    0.78(B)    0.80(B)    0.74(B)    0.30(B)
  Net realized and unrealized gain (loss) on investments,
    options and futures                                        0.70       0.09       0.41      (0.12)     (0.08)
  Total from investment operations                             1.42       0.87       1.21       0.62       0.22
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                       (0.72)     (0.78)     (0.80)     (0.74)     (0.30)
  Net realized gain                                           (0.22)        --         --      (0.01)        --
  In excess of net realized gain on investments                  --         --         --         --         --
  Total distributions                                         (0.94)     (0.78)     (0.80)     (0.75)     (0.30)
  Net asset value, end of period                             $10.77     $10.29     $10.20      $9.79      $9.92
  Total return(B,E)                                            14.4%       9.1%      12.8%       6.4%       2.2%
RATIOS/SUPPLEMENTAL DATA:
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                                      0.8%(B,E)  0.6%(B,E)  0.8%(B,E)  1.0%(B,E)  1.0%(B,D,E)
  Net investment income                                         6.7%(B,E)  7.7%(B,E)  7.9%(B,E)  7.4%(B,E)  7.4%(B,D,E)
  Portfolio turnover rate                                     642.8%      67.0%      57.3%     132.5%      66.3%
  Net assets, end of period (in thousands)                 $211,627    $74,423    $43,051    $27,087    $16,617


(A) For the period August 7, 1987 (commencement of operations) to December 31, 1987.

(B) Net of fees waived and reimbursements made by the Manager for expenses in excess of voluntary limitations as follows: 1.0% until September 10, 1989; 0.5% until March 31, 1990; 0.6% until December 31, 1990; 0.75% until April 30, 1991; 0.8% until December 31, 1991; 0.85% until August 31, 1992; 0.9%
    until April 30, 1995; 0.95% until April 30, 1996; and 1.00% until December 31, 1997.

(C) Not annualized for periods of less than a full year.
(D) Annualized.
(E) Includes distribution fee of 0.5%

                                 MISCELLANEOUS
AVAILABLE INFORMATION
    Each Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, the Midwest Regional Office of the SEC, CitiCorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60611, and the Northeast Regional Office of the SEC, Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20459 at prescribed rates.
LEGAL MATTERS
    Certain legal matters in connection with the issuance of Cash Reserve and Intermediate-Term shares as part of the Reorganizations will be passed upon by Kirkpatrick & Lockhart LLP, counsel to Cash Reserve and Intermediate-Term. EXPERTS

    The audited financial statements of Cash Reserve, Cash Fund, Fixed Income, Short Term and Intermediate-Term, incorporated herein by reference and incorporated by reference or included in their respective Statements of Additional Information, have been audited by Ernst & Young LLP (with respect to Cash Reserve), Arthur Andersen LLP (with respect to the Acquired Funds) and Coopers & Lybrand L.L.P. (with respect to Intermediate-Term), independent auditors, whose reports thereon are included in the Funds' Annual Reports to Shareholders for the fiscal years ended August 31, 1996 (with respect to Cash Reserve), March 31, 1996 (with respect to the Acquired Funds) and December 31, 1995 (with respect to Intermediate-Term), respectively. The financial statements audited by Ernst & Young LLP, Arthur Andersen LLP and Coopers & Lybrand L.L.P. have been incorporated herein by reference in reliance on their reports given on their authority as experts in auditing and accounting.

                                                                      APPENDIX A
              AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION
     THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of September 20, 1996, between Legg Mason Cash Reserve Trust, a Massachusetts business trust ("Acquiring Fund"), and Bartlett Management Trust ("Bartlett Trust"), an Ohio business trust, on behalf of Bartlett Cash Reserves Fund, a segregated portfolio of assets ("series") thereof ("Target"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and the Acquiring Fund and Bartlett Trust are sometimes referred to herein collectively as the "Investment Companies").

     This Agreement is intended to be, and is adopted as, a plan of a reorganization described in Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). The reorganization will involve the transfer to Acquiring Fund of Target's assets solely in exchange for voting shares of beneficial interest in Acquiring Fund ("Acquiring Fund Shares") and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of the Acquiring Fund Shares to the holders of shares of beneficial interest in Target ("Target Shares") in exchange therefor, all upon the terms and conditions set forth herein. The foregoing transactions are referred to herein as the "Reorganization." All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by Target are made and shall be taken or undertaken by Bartlett Trust on behalf of Target.

     In consideration of the mutual promises herein, the parties covenant and agree as follows:
1. PLAN OF REORGANIZATION AND TERMINATION OF TARGET
     1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor --
          (a) to issue and deliver to Target the number of full and fractional Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) by the net asset value (computed as set forth in paragraph 2.2) ("NAV") of an Acquiring Fund Share; and
          (b) to assume all of Target's liabilities described in paragraph 1.3 ("Liabilities").
Such transactions shall take place at the Closing (as defined in paragraph 3.1).
     1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).
     1.3. The Liabilities shall include (except as otherwise provided herein) all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all of its known Liabilities prior to the Effective Time.

     1.4. Before the Effective Time, Target shall declare and pay to its shareholders a dividend in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and net interest income excludable from gross income under
Section 103(a) of the Code for the current taxable year through the Effective Time.

     1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall constructively distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (collectively "Shareholders" and individually a "Shareholder"), in exchange for their Target Shares. Such distribution shall be accomplished by the Funds' transfer agent ("Transfer Agent") opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number
                                      A-1

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of full and fractional (rounded to the third decimal place) Acquiring Fund
Shares due that Shareholder. All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer records. Acquiring Fund will not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.
     1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, Target shall be terminated as a series of Bartlett Trust and any further actions shall be taken in connection therewith as required by applicable law.
     1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.
     1.8. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.
2. VALUATION
     2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of 4:00 p.m. on the date of the Closing ("Valuation Time"), using the amortized cost method of valuation less (b) the amount of the Liabilities as of the Valuation Time.
     2.2. For purposes of paragraph 1.1(a), the NAV of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and statement of additional information.
     2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Legg Mason Fund Adviser, Inc.
     2.4. If the difference between the NAVs per share of the Funds equals or exceeds $.0025 at the Valuation Time, or such earlier or later day and time as the parties may agree and set forth in writing signed by their duly authorized officers, as computed by using the amortized cost method of valuing the Funds' assets in accordance with the policies and procedures established by the Funds (or as otherwise determined by the Funds' boards of trustees), either Fund may postpone the Valuation Time until such time as such per share NAV difference is less than $.0025.
3. CLOSING AND EFFECTIVE TIME

     3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Acquiring Fund's principal office on December 20, 1996, or at such other place and/or on such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 p.m. on the date thereof or at such other time as the parties may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the New York Stock Exchange, Inc. ("NYSE") is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV per Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

     3.2. Bartlett Trust shall deliver to Acquiring Fund at the Closing a schedule of the Assets as of the Effective Time, which shall set forth for all portfolio securities included therein their adjusted tax basis and holding period by lot. Target's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.
     3.3. Bartlett Trust shall deliver to Acquiring Fund at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares owned by each Shareholder, all as of the Effective Time, certified by the Secretary or Assistant Secretary of Target. The Transfer Agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. Acquiring Fund shall issue and deliver a confirmation to Bartlett Trust evidencing the Acquiring Fund Shares to
                                      A-2
be credited to Target at the Effective Time or provide evidence satisfactory to Bartlett Trust that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.
     3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.
4. REPRESENTATIONS AND WARRANTIES
     4.1. Target represents and warrants as follows:
          4.1.1. Bartlett Trust is an unincorporated voluntary association with transferable shares organized as a business trust under a written instrument ("Business Trust"); it is duly organized, validly existing, and in good standing under the laws of the State of Ohio; and a copy of its Declaration of Trust is on file with the Ohio Secretary of State;
          4.1.2. Bartlett Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), and such registration will be in full force and effect at the Effective Time;
          4.1.3. Target is a duly established and designated series of Bartlett Trust;
          4.1.4. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;
          4.1.5. Target's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the Securities Act of 1933 ("1933 Act") and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
          4.1.6. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Ohio law or any provision of Bartlett Trust's Declaration of Trust or By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by Acquiring Fund;
          4.1.7. Except as disclosed in writing to and accepted by Acquiring Fund, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted to be taken by any other party thereto prior to the Closing;
          4.1.8. Except as otherwise disclosed in writing to and accepted by Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against Bartlett Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;
          4.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Bartlett Trust's board of trustees, which has made the
                                      A-3
     determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders and receipt of any necessary exemptive relief or no-action assurances requested from the Securities and Exchange Commission ("SEC") or its staff with respect to Sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          4.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;
          4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934 ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Bartlett Trust, except for (a) the filing with the SEC of a registration statement by Acquiring Fund on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), (b) receipt of the exemptive relief referenced in subparagraph 4.1.9, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;
          4.1.12. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Acquiring Fund for use therein;
          4.1.13. The Liabilities were incurred by Target in the ordinary course of its business;

          4.1.14. Target is a "fund" as defined in Section 851(h)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;


          4.1.15. Target is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          4.1.16. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers; and
          4.1.17. Target will be terminated as soon as reasonably practicable after the Reorganization, but in all events within six months after the Effective Time.
     4.2. Acquiring Fund represents and warrants as follows:
          4.2.1. Acquiring Fund is a Business Trust; it is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and a copy of its Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts;
          4.2.2. Acquiring Fund is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;
          4.2.3. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
                                      A-4

          4.2.4. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable. Except as contemplated by this Agreement, Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;
          4.2.5. Acquiring Fund's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
          4.2.6. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of Acquiring Fund's Declaration of Trust or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by Bartlett Trust;
          4.2.7. Except as otherwise disclosed in writing to and accepted by Bartlett Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.2.8. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Acquiring Fund's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to receipt of any necessary exemptive relief or no-action assurances requested from the SEC or its staff with respect to Sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          4.2.9. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Acquiring Fund, except for
     (a) the filing with the SEC of the Registration Statement, (b) receipt of the exemptive relief referenced in subparagraph 4.2.8, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;
          4.2.10. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Bartlett Trust for use therein;
          4.2.11. Acquiring Fund qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no
                                      A-5
     earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;
          4.2.12. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business;
          4.2.13. Acquiring Fund (a) will actively continue Target's business in substantially the same manner that Target conducted that business immediately before the Reorganization, (b) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (c) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

          4.2.14. There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or business trust or any "fund" thereof (within the meaning of Section 851(h)(2) of the Code) following the Reorganization;

          4.2.15. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers; and
          4.2.16. Acquiring Fund does not own, directly or indirectly, nor at the Effective Time will it own, directly or indirectly, nor has it owned, directly or indirectly, at any time during the past five years, any shares of Target.
     4.3. Each Fund represents and warrants as follows:
          4.3.1. The fair market value of the Acquiring Fund Shares, when received by the Shareholders, will be approximately equal to the fair market value of their Target Shares constructively surrendered in exchange therefor;
          4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem or otherwise dispose of any portion of the Acquiring Fund Shares to be received by them in the Reorganization and (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as an open-end investment company. Consequently, its management expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis. Nor does its management anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;
        4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;
          4.3.4. Immediately following consummation of the Reorganization, Acquiring Fund will hold substantially the same assets and be subject to substantially the same liabilities that Target held or was subject to immediately prior thereto;
          4.3.5. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;
          4.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;
          4.3.7. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation,
                                      A-6
     any amounts used by Target to pay redemptions and distributions made by it immediately before the Reorganization (except for (a) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under Section 4982 of the Code and (b) redemptions not made as part of the Reorganization) will be included as assets thereof held immediately before the Reorganization;

          4.3.8. None of the compensation received by any Shareholder who is an employee of Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder-employee; none of the Acquiring Fund Shares received by any such Shareholder-employee will be separate consideration for, or allocable to, any employment agreement; and the consideration paid to any such Shareholder-employee will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services; and

          4.3.9. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" of Acquiring Fund within the meaning of
     Section 304(c) of the Code.

5. COVENANTS
     5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that (a) such ordinary course will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund's normal business activities and (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that Target shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiring Fund's prior consent.
     5.2. Target covenants to call a shareholders' meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.
     5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.
     5.4. Target covenants that it will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Target Shares.
     5.5. Target covenants that Target's books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Acquiring Fund at the Closing.
     5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal securities laws.
     5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.
     5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate in order to continue its operations after the Effective Time.
     5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.
6. CONDITIONS PRECEDENT
     Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all the obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may
                                      A-7
be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and
(c) the following further conditions that, at or before the Effective Time:
     6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by Bartlett Trust's board of trustees and shall have been approved by Target's shareholders in accordance with applicable law.

     6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under Section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under Section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Fund may for itself waive any of such conditions.

     6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.
     6.4. Bartlett Trust shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Acquiring Fund, substantially to the effect that:
          6.4.1. Acquiring Fund is a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;
          6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Bartlett Trust on behalf of Target, is a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;
          6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized and validly issued and outstanding and fully paid and non-assessable, and no shareholder of Acquiring Fund has any preemptive right to subscribe for or purchase such shares;
          6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Acquiring Fund's Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which Acquiring Fund is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Bartlett Trust;
          6.4.5. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;
          6.4.6. Acquiring Fund is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and
          6.4.7. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending
                                      A-8
     or threatened as to Acquiring Fund or any of its properties or assets and
     (b) Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Bartlett Trust.
In rendering such opinion, such counsel may (i) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, and (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.
     6.5. Acquiring Fund shall have received an opinion of Brown, Cummins & Brown, counsel to Bartlett Trust, substantially to the effect that:
          6.5.1. Target is a duly established series of Bartlett Trust, a Business Trust duly organized and validly existing under the laws of the State of Ohio with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;
          6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Bartlett Trust on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by Acquiring Fund, is a valid and legally binding obligation of Bartlett Trust with respect to Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;
          6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Bartlett Trust's Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which Bartlett Trust (with respect to Target) is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Bartlett Trust (with respect to Target) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Acquiring Fund;
          6.5.4. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Bartlett Trust on behalf of Target of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;
          6.5.5. Bartlett Trust is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and
          6.5.6. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Bartlett Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) Bartlett Trust (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Acquiring Fund.
In rendering such opinion, such counsel may (i) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (ii) limit such opinion to applicable federal and state law, and (iii) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.
     6.6. Acquiring Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, its counsel, addressed to and in form and substance satisfactory to it, and Bartlett Trust shall have received an opinion of Brown, Cummins
                                      A-9

& Brown, its counsel, addressed to and in form and substance satisfactory to it, each as to the federal income tax consequences mentioned below (each a "Tax Opinion"). In rendering its Tax Opinion, each such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 3.4. Each Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

          6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares to the Shareholders constructively in exchange for the Shareholders' Target Shares, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          6.6.2. No gain or loss will be recognized to Target on the transfer to Acquiring Fund of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;
          6.6.3. No gain or loss will be recognized to Acquiring Fund on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;
          6.6.4. Acquiring Fund's basis for the Assets will be the same as the basis thereof in Target's hands immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;
          6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and
          6.6.6. A Shareholder's basis for the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the basis for its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided they are held as capital assets by the Shareholder at the Effective Time.
Notwithstanding subparagraphs 6.6.2 and 6.6.4, each Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
     At any time before the Closing, (a) Acquiring Fund may waive any of the foregoing conditions if, in the judgment of its board of trustees, such waiver will not have a material adverse effect on its shareholders' interests, and (b) Target may waive any of the foregoing conditions if, in the judgment of Bartlett Trust's board of trustees, such waiver will not have a material adverse effect on the Shareholders' interests.
7. BROKERAGE FEES AND EXPENSES
     7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
     7.2. Except as otherwise provided herein, all expenses incurred in connection with the transactions contemplated by this Agreement (whether or not they are consummated) will be borne by entities other than the Funds.
8. ENTIRE AGREEMENT; SURVIVAL
     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.
9. TERMINATION OF AGREEMENT
     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:
                                      A-10

     9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or
(c) if the Closing has not occurred on or before June 30, 1997; or
     9.2. By the parties' mutual agreement.
In the event of termination under paragraphs 9.1.(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the trustees or officers of either Investment Company, to the other Fund.
10. AMENDMENT
     This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.
11. MISCELLANEOUS
     11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Ohio; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.
     11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
     11.3. The parties acknowledge that each Investment Company is a Business Trust. Notice is hereby given that this instrument is executed on behalf of each Investment Company's trustees solely in their capacity as trustees, and not individually, and that each Investment Company's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders, but are only binding on and enforceable against the assets and property of the respective Funds. Each Fund agrees that, in asserting any rights or claims under this Agreement, it shall look only to the other Fund's assets and property in settlement of such rights or claims and not to such trustees or shareholders.
     IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its duly authorized officer.

ATTEST:                                    LEGG MASON CASH RESERVE TRUST
By: /s/ Kathi D. Bair                      /s/ Marie K. Karpinski
          Secretary                             Vice President
ATTEST:                                    BARTLETT MANAGEMENT TRUST, on behalf
                                           of BARTLETT CASH RESERVES FUND
By: /s/ Thomas A. Steele                   /s/ Donna M. Prieshoff
          Assistant Secretary                   Vice President

              AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION
     THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of September 20, 1996, between The Legg Mason Income Trust, Inc., a Maryland corporation (the "Corporation"), on behalf of Legg Mason U.S. Government Intermediate-Term Portfolio, a segregated portfolio of assets ("series") thereof ("Acquiring Fund"), and Bartlett Capital Trust, a Massachusetts business trust (the "Trust"), on behalf of its Bartlett Fixed Income Fund series ("Target"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and the Corporation and the Trust are sometimes referred to herein collectively as the "Investment Companies.")

     This Agreement is intended to be, and is adopted as, a plan of a reorganization described in Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). The reorganization will involve the transfer to Acquiring Fund of Target's assets in exchange solely for voting shares of common stock in Acquiring Fund ("Acquiring Fund Shares") and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of the Acquiring Fund Shares to the holders of shares of beneficial interest in Target ("Target Shares") in exchange therefor, all upon the terms and conditions set forth herein. The foregoing transactions are referred to herein as the "Reorganization." All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by the Corporation on behalf of Acquiring Fund and by the Trust on behalf of Target.

     Acquiring Fund's shares are divided into two classes, designated Primary Shares and Navigator Shares ("Acquiring Fund Primary Shares" and "Acquiring Fund Navigator Shares," respectively). These classes differ with respect to the distribution fees ("12b-1 fees") payable by the Primary Share class pursuant to a plan adopted under Rule 12b-1 promulgated under the Investment Company Act of 1940 ("1940 Act"). Navigator Shares pay no 12b-1 distribution fees and may also pay lower transfer agency fees than those paid by Primary Shares. Only Acquiring Fund Primary Shares are involved in the Reorganization.
     In consideration of the mutual promises herein, the parties covenant and agree as follows:
1. PLAN OF REORGANIZATION AND TERMINATION OF TARGET
     1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor --
          (a) to issue and deliver to Target the number of full and fractional Acquiring Fund Primary Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) by the net asset value (computed as set forth in paragraph 2.2) ("NAV") of an Acquiring Fund Primary Share; and
          (b) to assume all of Target's liabilities described in paragraph 1.3 ("Liabilities").
Such transactions shall take place at the Closing (as defined in paragraph 3.1).
     1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).
     1.3. The Liabilities shall include (except as otherwise provided herein) all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all of its known Liabilities prior to the Effective Time.
     1.4. Before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Effective Time.
     1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall constructively distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (collectively "Shareholders" and individually a "Shareholder"), in exchange
                                      A-12
for their Target Shares. Such distribution shall be accomplished by the Funds' transfer agent ("Transfer Agent") opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Primary Shares due that Shareholder. All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer records. Acquiring Fund will not issue certificates representing the Acquiring Fund Primary Shares issued in connection with the Reorganization.
     1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Primary Shares pursuant to paragraph 1.5, Target shall be terminated as a series of the Trust and any further actions shall be taken in connection therewith as required by applicable law.
     1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.
     1.8. Any transfer taxes payable upon issuance of Acquiring Fund Primary Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Primary Shares are to be issued, as a condition of such transfer.
2. VALUATION
     2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of 4:00 p.m. on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Target's then-current prospectus and statement of additional information less (b) the amount of the Liabilities as of the Valuation Time.
     2.2. For purposes of paragraph 1.1(a), the NAV of an Acquiring Fund Primary Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and statement of additional information.
     2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Legg Mason Fund Adviser, Inc.
3. CLOSING AND EFFECTIVE TIME

     3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on December 20, 1996, or at such other place and/or on such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 p.m. on the date thereof or at such other time as the parties may agree ("Effective Time"). If, immediately before the Valuation Time,
(a) the New York Stock Exchange, Inc. ("NYSE") is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV per Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

     3.2. The Trust shall deliver to the Corporation at the Closing a schedule of the Assets as of the Effective Time, which shall set forth for all portfolio securities included therein their adjusted tax basis and holding period by lot. Target's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.
     3.3. The Trust shall deliver to the Corporation at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares owned by each Shareholder, all as of the Effective Time, certified by the Secretary or Assistant Secretary of Target. The Transfer Agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. The Corporation shall issue and deliver a confirmation to the Trust evidencing the Acquiring Fund Primary Shares to be credited to Target at the Effective Time or provide evidence satisfactory to the Trust that such Acquiring Fund Primary Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each party
                                      A-13
shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.
     3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.
4. REPRESENTATIONS AND WARRANTIES
     4.1. Target represents and warrants as follows:
          4.1.1. The Trust is an unincorporated voluntary association with transferable shares organized as a business trust under a written instrument ("Business Trust"); it is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts; and a copy of its Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts;
          4.1.2. The Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;
          4.1.3. Target is a duly established and designated series of the Trust;
          4.1.4. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;
          4.1.5. Target's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the Securities Act of 1933 ("1933 Act") and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
          4.1.6. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Trust's Declaration of Trust or By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by the Corporation;
          4.1.7. Except as disclosed in writing to and accepted by the Corporation, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted to be taken by any other party thereto prior to the Closing;
          4.1.8. Except as otherwise disclosed in writing to and accepted by the Corporation, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against the Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of the Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders and receipt of any necessary exemptive relief or no-action assurances requested from the Securities and Exchange Commission ("SEC") or its staff with respect to Sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;
          4.1.10. At the Effective Time, the performance of this Agreement shall be deemed to have been duly authorized by all necessary action by Target's shareholders;
          4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934 ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by the Trust, except for (a) the filing with the SEC of a registration statement by the Corporation on Form N-14 relating to the Acquiring Fund Primary Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), (b) receipt of the exemptive relief referenced in subparagraph 4.1.9, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;
          4.1.12. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by the Corporation for use therein;
          4.1.13. The Liabilities were incurred by Target in the ordinary course of its business;

          4.1.14. Target is a "fund" as defined in Section 851(h)(2) of the Code; it qualified for treatment as a regulated investment company ("RIC") under Subchapter M of the Code for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;


          4.1.15. Target is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          4.1.16. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers; and
          4.1.17. Target will be terminated as soon as reasonably practicable after the Reorganization, but in all events within six months after the Effective Time.
     4.2. Acquiring Fund represents and warrants as follows:
          4.2.1. The Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and a copy of its Articles of Incorporation is on file with the Department of Assessments and Taxation of Maryland;
          4.2.2. The Corporation is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;
          4.2.3. Acquiring Fund is a duly established and designated series of the Corporation;
          4.2.4. No consideration other than Acquiring Fund Primary Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
          4.2.5. The Acquiring Fund Primary Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable. Except as contemplated by this Agreement, Acquiring Fund does not have outstanding any options, warrants, or other
                                      A-15
     rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;
          4.2.6. Acquiring Fund's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
          4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of the Corporation's Articles of Incorporation or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by the Trust;
          4.2.8. Except as otherwise disclosed in writing to and accepted by the Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against the Corporation with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of the Corporation's board of directors, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to receipt of any necessary exemptive relief or no-action assurances requested from the SEC or its staff with respect to Sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by the Corporation, except for (a) the filing with the SEC of the Registration Statement, (b) receipt of the exemptive relief referenced in subparagraph 4.2.9, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;
          4.2.11. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by the Trust for use therein;

          4.2.12. Acquiring Fund is a "fund" as defined in Section 851(h)(2) of the Code; it qualified for treatment as a RIC under Subchapter M of the Code for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

          4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Primary Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund have any plan or intention to redeem or otherwise
                                      A-16
     reacquire any Acquiring Fund Primary Shares issued to the Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business;
          4.2.14. Acquiring Fund (a) will actively continue Target's business in substantially the same manner that Target conducted that business immediately before the Reorganization, (b) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC under Subchapter M of the Code, and (c) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

          4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or business trust or any "fund" thereof (within the meaning of Section 851(h)(2) of the Code) following the Reorganization;

          4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers; and
          4.2.17. Acquiring Fund does not own, directly or indirectly, nor at the Effective Time will it own, directly or indirectly, nor has it owned, directly or indirectly, at any time during the past five years, any shares of Target.
     4.3. Each Fund represents and warrants as follows:
          4.3.1. The fair market value of the Acquiring Fund Primary Shares, when received by the Shareholders, will be approximately equal to the fair market value of their Target Shares constructively surrendered in exchange therefor;
          4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem or otherwise dispose of any portion of the Acquiring Fund Primary Shares to be received by them in the Reorganization and (b) does not anticipate dispositions of those Acquiring Fund Primary Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company. Consequently, its management expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis. Nor does its management anticipate that there will be extraordinary redemptions of Acquiring Fund Primary Shares immediately following the Reorganization;
        4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;
          4.3.4. Immediately following consummation of the Reorganization, Acquiring Fund will hold substantially the same assets and be subject to substantially the same liabilities that Target held or was subject to immediately prior thereto;
          4.3.5. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;
          4.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

          4.3.7. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay redemptions and distributions made by it immediately before the Reorganization (except for (a) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under
     Section 4982 of the Code and (b) redemptions not made as part of the Reorganization) will be included as assets thereof held immediately before the Reorganization;

          4.3.8. None of the compensation received by any Shareholder who is an employee of Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder-employee; none of the Acquiring Fund Primary Shares received by any such Shareholder-employee will be separate consideration for, or allocable to, any employment agreement; and the consideration paid to any such Shareholder-employee will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services; and

          4.3.9. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" of Acquiring Fund within the meaning of
     Section 304(c) of the Code.

5. COVENANTS
     5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that (a) such ordinary course will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund's normal business activities and (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that Target shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiring Fund's prior consent.
     5.2. Target covenants to call a shareholders' meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.
     5.3. Target covenants that the Acquiring Fund Primary Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.
     5.4. Target covenants that it will assist the Corporation in obtaining such information as the Corporation reasonably requests concerning the beneficial ownership of Target Shares.
     5.5. Target covenants that Target's books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to the Corporation at the Closing.
     5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal securities laws.
     5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Primary Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

     5.8. The Corporation covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate in order to continue its operations after the Effective Time.

     5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.
6. CONDITIONS PRECEDENT
     Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all the obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:
     6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Trust's board of trustees and shall have been approved by Target's shareholders in accordance with applicable law.
                                      A-18

     6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under Section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under Section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Fund may for itself waive any of such conditions.

     6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.
     6.4. The Trust shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Corporation, substantially to the effect that:
          6.4.1. Acquiring Fund is a duly established series of the Corporation, a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;
          6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by the Corporation on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by the Trust on behalf of Target, is a valid and legally binding obligation of the Corporation with respect to Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;
          6.4.3. The Acquiring Fund Primary Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized and validly issued and outstanding and fully paid and non-assessable, and no shareholder of Acquiring Fund has any preemptive right to subscribe for or purchase such shares;
          6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Corporation's Articles of Incorporation or By-Laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which the Corporation (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which the Corporation (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by the Trust;
          6.4.5. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Corporation on behalf of Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;
          6.4.6. The Corporation is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and
          6.4.7. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to the Corporation (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and
     (b) the Corporation (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that
                                      A-19
     materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by the Trust.
In rendering such opinion, such counsel may (i) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel,
(ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, and (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.
     6.5. The Corporation shall have received an opinion of Brown, Cummins & Brown, counsel to the Trust, substantially to the effect that:
          6.5.1. Target is a duly established series of the Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;
          6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by the Trust on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by the Corporation on behalf of Acquiring Fund, is a valid and legally binding obligation of the Trust with respect to Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;
          6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Trust's Agreement and Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which the Trust (with respect to Target) is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which the Trust (with respect to Target) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by the Corporation;
          6.5.4. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Trust on behalf of Target of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;
          6.5.5. The Trust is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and
          6.5.6. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to the Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) the Trust (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by the Corporation.
In rendering such opinion, such counsel may (i) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, and (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.
     6.6. The Corporation shall have received an opinion of Kirkpatrick & Lockhart LLP, its counsel, addressed to and in form and substance satisfactory to it, and the Trust shall have received an opinion of Brown, Cummins & Brown, its counsel, addressed to and in form and substance satisfactory to it, each as to the federal income tax consequences mentioned below (each a "Tax Opinion"). In rendering its Tax Opinion, each such counsel may rely
                                      A-20
as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 3.4. Each Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

          6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Primary Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares to the Shareholders constructively in exchange for the Shareholders' Target Shares, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          6.6.2. No gain or loss will be recognized to Target on the transfer to Acquiring Fund of the Assets in exchange solely for Acquiring Fund Primary Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;
          6.6.3. No gain or loss will be recognized to Acquiring Fund on its receipt of the Assets in exchange solely for Acquiring Fund Primary Shares and its assumption of the Liabilities;
          6.6.4. Acquiring Fund's basis for the Assets will be the same as the basis thereof in Target's hands immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;
          6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Primary Shares pursuant to the Reorganization; and
          6.6.6. A Shareholder's basis for the Acquiring Fund Primary Shares to be received by it in the Reorganization will be the same as the basis for its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Primary Shares, and its holding period for those Acquiring Fund Primary Shares will include its holding period for those Target Shares, provided they are held as capital assets by the Shareholder at the Effective Time.
Notwithstanding paragraphs 6.6.2 and 6.6.4, each Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any asset (including certain options, futures, and forward contracts included in the Assets) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
     At any time before the Closing, (a) Acquiring Fund may waive any of the foregoing conditions if, in the judgment of the Corporation's board of directors, such waiver will not have a material adverse effect on its shareholders' interests, and (b) Target may waive any of the foregoing conditions if, in the judgment of the Trust's board of trustees, such waiver will not have a material adverse effect on the Shareholders' interests.
7. BROKERAGE FEES AND EXPENSES
     7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
     7.2. Except as otherwise provided herein, all expenses incurred in connection with the transactions contemplated by this Agreement (whether or not they are consummated) will be borne by entities other than the Funds.
8. ENTIRE AGREEMENT; SURVIVAL
     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.
9. TERMINATION OF AGREEMENT
     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:
                                      A-21

     9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or
(c) if the Closing has not occurred on or before June 30, 1997 ; or
     9.2. By the parties' mutual agreement.
In the event of termination under paragraphs 9.1.(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the directors, trustees or officers of either Investment Company, to the other Fund.
10. AMENDMENT
     This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.
11. MISCELLANEOUS
     11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.
     11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
     11.3. The parties acknowledge that the Trust is a Business Trust. Notice is hereby given that this instrument is executed on behalf of the Trust's trustees solely in their capacity as trustees, and not individually, and that the Trust's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders, but are only binding on and enforceable against the Target's assets and property. Acquiring Fund agrees that, in asserting any rights or claims under this Agreement, it shall look only to the Target's assets and property in settlement of such rights or claims and not to such trustees or shareholders.
     IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its duly authorized officer.

ATTEST:                                   THE LEGG MASON INCOME TRUST, INC., on
                                          behalf of its series, LEGG MASON
                                          U.S. GOVERNMENT INTERMEDIATE-
                                          TERM PORTFOLIO
By: /s/ Stefanie Wong                     /s/ Marie K. Karpinski
          Secretary                           Vice President
ATTEST:                                   BARTLETT CAPITAL TRUST, on behalf
                                          of its series, BARTLETT FIXED
                                          INCOME FUND
By: /s/ Thomas A. Steele                  /s/ Donna M. Prieshoff
          Assistant Secretary                 Vice President

              AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION
     THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of September 20, 1996, between The Legg Mason Income Trust, Inc., a Maryland corporation (the "Corporation"), on behalf of Legg Mason U.S. Government Intermediate-Term Portfolio, a segregated portfolio of assets ("series") thereof ("Acquiring Fund"), and Bartlett Capital Trust, a Massachusetts business trust (the "Trust"), on behalf of its Bartlett Short Term Bond Fund series ("Target"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and the Corporation and the Trust are sometimes referred to herein collectively as the "Investment Companies.")

     This Agreement is intended to be, and is adopted as, a plan of a reorganization described in Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). The reorganization will involve the transfer to Acquiring Fund of Target's assets in exchange solely for voting shares of common stock in Acquiring Fund ("Acquiring Fund Shares") and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of the Acquiring Fund Shares to the holders of shares of beneficial interest in Target ("Target Shares") in exchange therefor, all upon the terms and conditions set forth herein. The foregoing transactions are referred to herein as the "Reorganization." All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by the Corporation on behalf of Acquiring Fund and by the Trust on behalf of Target.

     Acquiring Fund's shares are divided into two classes, designated Primary Shares and Navigator Shares ("Acquiring Fund Primary Shares" and "Acquiring Fund Navigator Shares," respectively). These classes differ with respect to the distribution fees ("12b-1 fees") payable by the Primary Share class pursuant to a plan adopted under Rule 12b-1 promulgated under the Investment Company Act of 1940 ("1940 Act"). Navigator Shares pay no 12b-1 distribution fees and may also pay lower transfer agency fees than those paid by Primary Shares. Only Acquiring Fund Primary Shares are involved in the Reorganization.
     In consideration of the mutual promises herein, the parties covenant and agree as follows:
1. PLAN OF REORGANIZATION AND TERMINATION OF TARGET
     1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor --
          (a) to issue and deliver to Target the number of full and fractional Acquiring Fund Primary Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) by the net asset value (computed as set forth in paragraph 2.2) ("NAV") of an Acquiring Fund Primary Share; and
          (b) to assume all of Target's liabilities described in paragraph 1.3 ("Liabilities").
Such transactions shall take place at the Closing (as defined in paragraph 3.1).
     1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).
     1.3. The Liabilities shall include (except as otherwise provided herein) all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all of its known Liabilities prior to the Effective Time.
     1.4. Before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Effective Time.
     1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall constructively distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (collectively "Shareholders" and individually a "Shareholder"), in exchange
                                      A-23
for their Target Shares. Such distribution shall be accomplished by the Funds' transfer agent ("Transfer Agent") opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Primary Shares due that Shareholder. All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer records. Acquiring Fund will not issue certificates representing the Acquiring Fund Primary Shares issued in connection with the Reorganization.
     1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Primary Shares pursuant to paragraph 1.5, Target shall be terminated as a series of the Trust and any further actions shall be taken in connection therewith as required by applicable law.
     1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.
     1.8. Any transfer taxes payable upon issuance of Acquiring Fund Primary Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Primary Shares are to be issued, as a condition of such transfer.
2. VALUATION
     2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of 4:00 p.m. on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Target's then-current prospectus and statement of additional information less (b) the amount of the Liabilities as of the Valuation Time.
     2.2. For purposes of paragraph 1.1(a), the NAV of an Acquiring Fund Primary Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and statement of additional information.
     2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Legg Mason Fund Adviser, Inc.
3. CLOSING AND EFFECTIVE TIME

     3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on December 20, 1996, or at such other place and/or on such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 p.m. on the date thereof or at such other time as the parties may agree ("Effective Time"). If, immediately before the Valuation Time,
(a) the New York Stock Exchange, Inc. ("NYSE") is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV per Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

     3.2. The Trust shall deliver to the Corporation at the Closing a schedule of the Assets as of the Effective Time, which shall set forth for all portfolio securities included therein their adjusted tax basis and holding period by lot. Target's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.
     3.3. The Trust shall deliver to the Corporation at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares owned by each Shareholder, all as of the Effective Time, certified by the Secretary or Assistant Secretary of Target. The Transfer Agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. The Corporation shall issue and deliver a confirmation to the Trust evidencing the Acquiring Fund Primary Shares to be credited to Target at the Effective Time or provide evidence satisfactory to the Trust that such Acquiring Fund Primary Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each party
                                      A-24
shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.
     3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.
4. REPRESENTATIONS AND WARRANTIES
     4.1. Target represents and warrants as follows:
          4.1.1. The Trust is an unincorporated voluntary association with transferable shares organized as a business trust under a written instrument ("Business Trust"); it is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts; and a copy of its Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts;
          4.1.2. The Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;
          4.1.3. Target is a duly established and designated series of the Trust;
          4.1.4. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;
          4.1.5. Target's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the Securities Act of 1933 ("1933 Act") and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
          4.1.6. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Trust's Declaration of Trust or By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by the Corporation;
          4.1.7. Except as disclosed in writing to and accepted by the Corporation, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted to be taken by any other party thereto prior to the Closing;
          4.1.8. Except as otherwise disclosed in writing to and accepted by the Corporation, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against the Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of the Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders and receipt of any necessary exemptive relief or no-action assurances requested from the Securities and Exchange Commission ("SEC") or its staff with respect to Sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;
          4.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;
          4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934 ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by the Trust, except for (a) the filing with the SEC of a registration statement by the Corporation on Form N-14 relating to the Acquiring Fund Primary Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), (b) receipt of the exemptive relief referenced in subparagraph 4.1.9, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;
          4.1.12. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by the Corporation for use therein;
          4.1.13. The Liabilities were incurred by Target in the ordinary course of its business;

          4.1.14. Target is a "fund" as defined in Section 851(h)(2) of the Code; it qualified for treatment as a regulated investment company ("RIC") under Subchapter M of the Code for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;


          4.1.15. Target is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          4.1.16. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers; and
          4.1.17. Target will be terminated as soon as reasonably practicable after the Reorganization, but in all events within six months after the Effective Time.
     4.2. Acquiring Fund represents and warrants as follows:
          4.2.1. The Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and a copy of its Articles of Incorporation is on file with the Department of Assessments and Taxation of Maryland;
          4.2.2. The Corporation is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;
          4.2.3. Acquiring Fund is a duly established and designated series of the Corporation;
          4.2.4. No consideration other than Acquiring Fund Primary Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
          4.2.5. The Acquiring Fund Primary Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable. Except as contemplated by this Agreement, Acquiring Fund does not have outstanding any options, warrants, or other
                                      A-26
     rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;
          4.2.6. Acquiring Fund's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
          4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of the Corporation's Articles of Incorporation or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by the Trust;
          4.2.8. Except as otherwise disclosed in writing to and accepted by the Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against the Corporation with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of the Corporation's board of directors, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to receipt of any necessary exemptive relief or no-action assurances requested from the SEC or its staff with respect to Sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by the Corporation, except for (a) the filing with the SEC of the Registration Statement, (b) receipt of the exemptive relief referenced in subparagraph 4.2.9, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;
          4.2.11. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by the Trust for use therein;

          4.2.12. Acquiring Fund is a "fund" as defined in Section 851(h)(2) of the Code; it qualified for treatment as a RIC under Subchapter M of the Code for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

          4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Primary Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund have any plan or intention to redeem or otherwise
                                      A-27
     reacquire any Acquiring Fund Primary Shares issued to the Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business;
          4.2.14. Acquiring Fund (a) will actively continue Target's business in substantially the same manner that Target conducted that business immediately before the Reorganization, (b) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC under Subchapter M of the Code, and (c) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

          4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or business trust or any "fund" thereof (within the meaning of Section 851(h)(2) of the Code) following the Reorganization;

          4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers; and
          4.2.17. Acquiring Fund does not own, directly or indirectly, nor at the Effective Time will it own, directly or indirectly, nor has it owned, directly or indirectly, at any time during the past five years, any shares of Target.
     4.3. Each Fund represents and warrants as follows:
          4.3.1. The fair market value of the Acquiring Fund Primary Shares, when received by the Shareholders, will be approximately equal to the fair market value of their Target Shares constructively surrendered in exchange therefor;
          4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem or otherwise dispose of any portion of the Acquiring Fund Primary Shares to be received by them in the Reorganization and (b) does not anticipate dispositions of those Acquiring Fund Primary Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company. Consequently, its management expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis. Nor does its management anticipate that there will be extraordinary redemptions of Acquiring Fund Primary Shares immediately following the Reorganization;
        4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;
          4.3.4. Immediately following consummation of the Reorganization, Acquiring Fund will hold substantially the same assets and be subject to substantially the same liabilities that Target held or was subject to immediately prior thereto;
          4.3.5. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;
          4.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

          4.3.7. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay redemptions and distributions made by it immediately before the Reorganization (except for (a) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under
     Section 4982 of the Code and (b) redemptions not made as part of the Reorganization) will be included as assets thereof held immediately before the Reorganization;

          4.3.8. None of the compensation received by any Shareholder who is an employee of Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder-employee; none of the Acquiring Fund Primary Shares received by any such Shareholder-employee will be separate consideration for, or allocable to, any employment agreement; and the consideration paid to any such Shareholder-employee will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services; and

          4.3.9. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" of Acquiring Fund within the meaning of
     Section 304(c) of the Code.

5. COVENANTS
     5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that (a) such ordinary course will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund's normal business activities and (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that Target shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiring Fund's prior consent.
     5.2. Target covenants to call a shareholders' meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.
     5.3. Target covenants that the Acquiring Fund Primary Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.
     5.4. Target covenants that it will assist the Corporation in obtaining such information as the Corporation reasonably requests concerning the beneficial ownership of Target Shares.
     5.5. Target covenants that Target's books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to the Corporation at the Closing.
     5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal securities laws.
     5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Primary Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

     5.8. The Corporation covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate in order to continue its operations after the Effective Time.

     5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.
6. CONDITIONS PRECEDENT
     Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all the obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:
     6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Trust's board of trustees and shall have been approved by Target's shareholders in accordance with applicable law.
                                      A-29

     6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under Section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under Section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Fund may for itself waive any of such conditions.

     6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.
     6.4. The Trust shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Corporation, substantially to the effect that:
          6.4.1. Acquiring Fund is a duly established series of the Corporation, a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;
          6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by the Corporation on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by the Trust on behalf of Target, is a valid and legally binding obligation of the Corporation with respect to Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;
          6.4.3. The Acquiring Fund Primary Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized and validly issued and outstanding and fully paid and non-assessable, and no shareholder of Acquiring Fund has any preemptive right to subscribe for or purchase such shares;
          6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Corporation's Articles of Incorporation or By-Laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which the Corporation (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which the Corporation (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by the Trust;
          6.4.5. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Corporation on behalf of Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;
          6.4.6. The Corporation is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and
          6.4.7. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to the Corporation (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and
     (b) the Corporation (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that
                                      A-30
     materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by the Trust.
In rendering such opinion, such counsel may (i) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel,
(ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, and (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.
     6.5. The Corporation shall have received an opinion of Brown, Cummins & Brown, counsel to the Trust, substantially to the effect that:
          6.5.1. Target is a duly established series of the Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;
          6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by the Trust on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by the Corporation on behalf of Acquiring Fund, is a valid and legally binding obligation of the Trust with respect to Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;
          6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Trust's Agreement and Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which the Trust (with respect to Target) is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which the Trust (with respect to Target) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by the Corporation;
          6.5.4. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Trust on behalf of Target of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;
          6.5.5. The Trust is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and
          6.5.6. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to the Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) the Trust (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by the Corporation.
In rendering such opinion, such counsel may (i) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, and (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.
     6.6. The Corporation shall have received an opinion of Kirkpatrick & Lockhart LLP, its counsel, addressed to and in form and substance satisfactory to it, and the Trust shall have received an opinion of Brown, Cummins & Brown, its counsel, addressed to and in form and substance satisfactory to it, each as to the federal income tax consequences mentioned below (each a "Tax Opinion"). In rendering its Tax Opinion, each such counsel may rely
                                      A-31
as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 3.4. Each Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

          6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Primary Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares to the Shareholders constructively in exchange for the Shareholders' Target Shares, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          6.6.2. No gain or loss will be recognized to Target on the transfer to Acquiring Fund of the Assets in exchange solely for Acquiring Fund Primary Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;
          6.6.3. No gain or loss will be recognized to Acquiring Fund on its receipt of the Assets in exchange solely for Acquiring Fund Primary Shares and its assumption of the Liabilities;
          6.6.4. Acquiring Fund's basis for the Assets will be the same as the basis thereof in Target's hands immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;
          6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Primary Shares pursuant to the Reorganization; and
          6.6.6. A Shareholder's basis for the Acquiring Fund Primary Shares to be received by it in the Reorganization will be the same as the basis for its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Primary Shares, and its holding period for those Acquiring Fund Primary Shares will include its holding period for those Target Shares, provided they are held as capital assets by the Shareholder at the Effective Time.
Notwithstanding paragraphs 6.6.2 and 6.6.4, each Tax Opinion may state that no opinion is expressed as to the effect of the Reorgan ization on the Funds or any Shareholder with respect to any asset (including certain options, futures, and forward contracts included in the Assets) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
     At any time before the Closing, (a) Acquiring Fund may waive any of the foregoing conditions if, in the judgment of the Corporation's board of directors, such waiver will not have a material adverse effect on its shareholders' interests, and (b) Target may waive any of the foregoing conditions if, in the judgment of the Trust's board of trustees, such waiver will not have a material adverse effect on the Shareholders' interests.
7. BROKERAGE FEES AND EXPENSES
     7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
     7.2. Except as otherwise provided herein, all expenses incurred in connection with the transactions contemplated by this Agreement (whether or not they are consummated) will be borne by entities other than the Funds.
8. ENTIRE AGREEMENT; SURVIVAL
     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.
9. TERMINATION OF AGREEMENT
     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:
                                      A-32

     9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or
(c) if the Closing has not occurred on or before June 30, 1997; or
     9.2. By the parties' mutual agreement.
In the event of termination under paragraphs 9.1.(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the directors, trustees or officers of either Investment Company, to the other Fund.
10. AMENDMENT
     This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.
11. MISCELLANEOUS
     11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.
     11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
     11.3. The parties acknowledge that the Trust is a Business Trust. Notice is hereby given that this instrument is executed on behalf of the Trust's trustees solely in their capacity as trustees, and not individually, and that the Trust's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders, but are only binding on and enforceable against the Target's assets and property. Acquiring Fund agrees that, in asserting any rights or claims under this Agreement, it shall look only to the Target's assets and property in settlement of such rights or claims and not to such trustees or shareholders.
     IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its duly authorized officer.

ATTEST:                                  THE LEGG MASON INCOME TRUST, INC., on
                                         behalf of its series, LEGG MASON
                                         U.S. GOVERNMENT INTERMEDIATE-
                                         TERM PORTFOLIO
By: /s/ Stefanie Wong                    /s/ Marie K. Karpinski
          Secretary                           Vice President
ATTEST:                                  BARTLETT CAPITAL TRUST, on behalf
                                         of its series, BARTLETT SHORT
                                         TERM BOND FUND
By: /s/ Thomas A. Steele                 /s/ Donna M. Prieshoff
          Assistant Secretary                 Vice President

                                                                      APPENDIX B
        BENEFICIAL OWNERSHIP OF SHARES OF BARTLETT SHORT TERM BOND FUND

                                                                                                                 NUMBER
                                                                                                       (AND PERCENTAGE) OF SHARES
                      NAME                                              ADDRESS                            BENEFICIALLY OWNED
Buckeye State Mutual Insurance Co.                 c/o Legg Mason, Inc.                                        83,218.505
                                                   111 South Calvert Street                                      6.15%
                                                   Baltimore, MD 21202
Orlando Hawaiian Motel Co.                         c/o Legg Mason, Inc.                                        93,962.011
                                                   111 South Calvert Street                                      6.95%
                                                   Baltimore, MD 21202
Miami 1993 Project Fund                            c/o Legg Mason, Inc.                                       212,826.914
                                                   111 South Calvert Street                                      15.74%
                                                   Baltimore, MD 21202

                         LEGG MASON CASH RESERVE TRUST
             LEGG MASON U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
                  (a series of Legg Mason Income Trust, Inc.)

                          Legg Mason Wood Walker, Inc.
                            111 South Calvert Street
                            Baltimore, MD 21203-1476
                           (Toll Free) 1-800-822-5544

                          BARTLETT CASH RESERVES FUND
                    (a series of Bartlett Management Trust)
                           BARTLETT FIXED INCOME FUND
                         BARTLETT SHORT TERM BOND FUND
                   (each a series of Bartlett Capital Trust)

                                 Bartlett & Co.
                             36 East Fourth Street
                             Cincinnati, Ohio 45202
                           (Toll Free) 1-800-822-5544

                      STATEMENT OF ADDITIONAL INFORMATION


         This Statement of Additional Information relates specifically to the proposed reorganizations whereby (i) Legg Mason Cash Reserve Trust ("Cash Reserve") would acquire the assets of Bartlett Cash Reserves Fund ("Cash Fund"), a series of Bartlett Management Trust, in exchange solely for shares of beneficial interest in Cash Reserve and the assumption by Cash Reserve of Cash Fund's liabilities, and (ii) Legg Mason U.S. Government Intermediate-Term Portfolio ("Intermediate-Term"), a series of Legg Mason Income Trust, Inc. ("Income Trust"), would acquire the assets of Bartlett Fixed Income Fund ("Fixed Income"), a series of Bartlett Capital Trust ("Capital Trust"), and Bartlett Short Term Bond Fund ("Short Term"), also a series of Capital Trust, in exchange solely for shares of common stock of Intermediate-Term and the assumption by Intermediate-Term of Fixed Income's and Short Term's respective liabilities ("Cash Fund," "Fixed Income" and "Short Term" shall be collectively referred to herein as the "Acquired Funds.") This Statement of Additional Information consists of this two page statement and the following described documents, each of which is incorporated by reference herein:

         (1) The Statement of Additional Information of Cash Reserve, dated April 1, 1996, previously filed on EDGAR, Accession Number 0000950169-96-000074;

         (2) The Statement of Additional Information of Intermediate-Term, dated May 1, 1996, previously filed on EDGAR, Accession Number 0000916641-96-000344;

         (3) The Statement of Additional Information of the Acquired Funds, dated August 1, 1996, as supplemented August 16, 1996, previously filed on EDGAR, Accession Numbers 0000950169-96-001395 and 0000950169-96-001396, respectively;

         (4) The Annual Report to Shareholders of Cash Reserve for the fiscal year ended August 31, 1996, filed on EDGAR, Accession Number 0000950169-96-000381;

         (5) The Annual Report to Shareholders of Intermediate-Term for the fiscal year ended December 31, 1995, previously filed on EDGAR, Accession Number 0000950169-96-000011;

         (6) The Annual Report to Shareholders of the Acquired Funds for the fiscal year ended March 31, 1996, previously filed on EDGAR, Accession Numbers 0000950169-96-000156 and

                  0000950169-96-000155;

         (7) The Semi-Annual Report to Shareholders of Intermediate-Term for the six-months ended June 30, 1996, previously filed on EDGAR, Accession Number 0000916641-96-000739; and

         (8) Pro forma financial statements reflecting Intermediate-Term and Fixed Income combined for the twelve-month period as of June 30, 1996.


         This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus/Proxy Statement dated November 1, 1996 relating to the above-referenced matter. A copy of the Prospectus/Proxy Statement may be obtained without charge and further inquiries may be made by contacting your Bartlett & Co. investment representative or by calling toll free 1-800-822-5544. This Statement of Additional Information is dated November 1, 1996.